FS Variable Annuity Account Five

The United States Life Insurance Company in the City of New York

2021

Annual Report

December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The United States Life Insurance Company in the City of New York and the Contract Owners of FS Variable Annuity Account Five.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of FS Variable Annuity Account Five indicated in the table below as of December 31, 2021, and the related statements of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of FS Variable Annuity Account Five as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity-Income Portfolio Service Class 2
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Overseas Portfolio Service Class 2	Goldman Sachs VIT Government Money Market Fund Service Shares
SAST SA AB Growth Portfolio Class 3	SAST SA American Funds Global Growth Portfolio Class 3
SAST SA American Funds Growth Portfolio Class 3	SAST SA American Funds Growth-Income Portfolio Class 3
SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3
SAST SA VCP Dynamic Strategy Portfolio Class 3	SST Balanced Growth Strategy Class 3
SST Conservative Growth Strategy Class 3	SST Growth Strategy Class 3
SST Moderate Growth Strategy Class 3	SST SA Allocation Balanced Portfolio Class 3
SST SA Allocation Growth Portfolio Class 3	SST SA Allocation Moderate Growth Portfolio Class 3
SST SA Allocation Moderate Portfolio Class 3	SST SA Columbia Focused Value Portfolio Class 3
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	SST SA Multi-Managed International Equity Portfolio Class 3
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	SST SA Multi-Managed Large Cap Value Portfolio Class 3
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	SST SA Multi-Managed Mid Cap Value Portfolio Class 3
SST SA Multi-Managed Small Cap Portfolio Class 3	SST SA Wellington Real Return Portfolio Class 3
T Rowe Price Blue Chip Growth Portfolio II Class	T Rowe Price Equity Income Portfolio II Class

Basis for Opinions

These financial statements are the responsibility of The United States Life Insurance Company in the City of New York management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of FS Variable Annuity Account Five based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of FS Variable Annuity Account Five in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002

T: (713) 356 4000, F: (713) 356 4717, www.pwc.com/us

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2022

We have served as the auditor of one or more of the sub-accounts of The United States Life Insurance Company in the City of New York since at least 1994. We have not been able to determine the specific year we began serving as auditor.

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Net Assets Attributable to Contract Owner Reserves
Fidelity VIP Contrafund Portfolio Service Class 2	$568,975	$-	$568,975	$568,975
Fidelity VIP Equity-Income Portfolio Service Class 2	194,055	-	194,055	194,055
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	425,840	-	425,840	425,840
Fidelity VIP Mid Cap Portfolio Service Class 2	328,329	-	328,329	328,329
Fidelity VIP Overseas Portfolio Service Class 2	152,087	-	152,087	152,087
SST Balanced Growth Strategy Class 3	547,512	-	547,512	547,512
SST Conservative Growth Strategy Class 3	636,169	-	636,169	636,169
SST Growth Strategy Class 3	1,886,223	-	1,886,223	1,886,223
SST Moderate Growth Strategy Class 3	995,107	-	995,107	995,107
SST SA Allocation Balanced Portfolio Class 3	5,629,054	-	5,629,054	5,629,054
SST SA Allocation Growth Portfolio Class 3	4,660,654	-	4,660,654	4,660,654
SST SA Allocation Moderate Growth Portfolio Class 3	14,595,721	-	14,595,721	14,595,721
SST SA Allocation Moderate Portfolio Class 3	5,004,206	-	5,004,206	5,004,206
SST SA Columbia Focused Value Portfolio Class 3	316,150	-	316,150	316,150
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	345,362	-	345,362	345,362
SST SA Multi-Managed International Equity Portfolio Class 3	633,146	-	633,146	633,146
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	381,842	-	381,842	381,842
SST SA Multi-Managed Large Cap Value Portfolio Class 3	245,392	-	245,392	245,392
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	788,689	-	788,689	788,689
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	281,779	-	281,779	281,779
SST SA Multi-Managed Small Cap Portfolio Class 3	445,474	-	445,474	445,474
SST SA Wellington Real Return Portfolio Class 3	151,917	-	151,917	151,917
SAST SA AB Growth Portfolio Class 3	533,539	-	533,539	533,539
SAST SA American Funds Global Growth Portfolio Class 3	302,438	-	302,438	302,438
SAST SA American Funds Growth Portfolio Class 3	45,924	-	45,924	45,924
SAST SA American Funds Growth-Income Portfolio Class 3	136,247	-	136,247	136,247
SAST SA DFA Ultra Short Bond Portfolio Class 3	146,652	-	146,652	146,652
SAST SA VCP Dynamic Allocation Portfolio Class 3	1,999,229	-	1,999,229	1,999,229
SAST SA VCP Dynamic Strategy Portfolio Class 3	2,303,540	-	2,303,540	2,303,540
T Rowe Price Blue Chip Growth Portfolio II Class	140,638	-	140,638	140,638
T Rowe Price Equity Income Portfolio II Class	392,698	-	392,698	392,698

  The accompanying Notes to Financial Statements are an integral part of this statement.

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2021

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
Fidelity VIP Contrafund Portfolio Service Class 2	10,836	$52.51	$568,975	$390,418	1
Fidelity VIP Equity-Income Portfolio Service Class 2	7,679	25.27	194,055	160,225	1
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	32,807	12.98	425,840	422,211	1
Fidelity VIP Mid Cap Portfolio Service Class 2	8,335	39.39	328,329	257,791	1
Fidelity VIP Overseas Portfolio Service Class 2	5,255	28.94	152,087	103,987	1
SST Balanced Growth Strategy Class 3	8,567	63.91	547,512	215,616	1
SST Conservative Growth Strategy Class 3	11,869	53.60	636,169	231,104	1
SST Growth Strategy Class 3	22,320	84.51	1,886,223	808,265	1
SST Moderate Growth Strategy Class 3	13,400	74.26	995,107	321,576	1
SST SA Allocation Balanced Portfolio Class 3	508,496	11.07	5,629,054	5,303,295	1
SST SA Allocation Growth Portfolio Class 3	269,246	17.31	4,660,654	3,265,470	1
SST SA Allocation Moderate Growth Portfolio Class 3	1,202,283	12.14	14,595,721	12,944,204	1
SST SA Allocation Moderate Portfolio Class 3	418,412	11.96	5,004,206	4,442,134	1
SST SA Columbia Focused Value Portfolio Class 3	13,842	22.84	316,150	230,412	1
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	29,901	11.55	345,362	354,210	1
SST SA Multi-Managed International Equity Portfolio Class 3	63,378	9.99	633,146	545,497	1
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	24,508	15.58	381,842	370,830	1
SST SA Multi-Managed Large Cap Value Portfolio Class 3	14,242	17.23	245,392	217,939	1
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	46,779	16.86	788,689	747,188	1
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	14,289	19.72	281,779	227,948	1
SST SA Multi-Managed Small Cap Portfolio Class 3	32,925	13.53	445,474	409,926	1
SST SA Wellington Real Return Portfolio Class 3	14,865	10.22	151,917	145,993	1
SAST SA AB Growth Portfolio Class 3	7,405	72.05	533,539	347,556	1
SAST SA American Funds Global Growth Portfolio Class 3	21,359	14.16	302,438	240,945	1
SAST SA American Funds Growth Portfolio Class 3	2,412	19.04	45,924	26,498	1
SAST SA American Funds Growth-Income Portfolio Class 3	9,788	13.92	136,247	106,070	1
SAST SA DFA Ultra Short Bond Portfolio Class 3	14,392	10.19	146,652	149,338	1
SAST SA VCP Dynamic Allocation Portfolio Class 3	142,700	14.01	1,999,229	1,826,389	1
SAST SA VCP Dynamic Strategy Portfolio Class 3	159,304	14.46	2,303,540	2,021,795	1
T Rowe Price Blue Chip Growth Portfolio II Class	2,787	50.47	140,638	69,478	1
T Rowe Price Equity Income Portfolio II Class	13,129	29.91	392,698	318,427	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

  The accompanying Notes to Financial Statements are an integral part of this statement.

4

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Investment Grade Bond Portfolio Service Class 2	Fidelity VIP Mid Cap Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Service Class 2
For the Year Ended December 31, 2021
From operations:
Dividends	$158	$3,150	$7,715	$1,152	$480
Mortality and expense risk and administrative charges	(9,376)	(2,908)	(6,962)	(4,996)	(2,352)
Net investment income (loss)	(9,218)	242	753	(3,844)	(1,872)
Net realized gain (loss)	79,637	3,879	5,307	11,327	5,812
Capital gain distribution from mutual funds	69,117	21,826	11,896	52,366	11,216
Change in unrealized appreciation (depreciation) of investments	(8,171)	13,053	(28,886)	7,067	9,188
Increase (decrease) in net assets from operations	131,365	39,000	(10,930)	66,916	24,344

From contract transactions:
Payments received from contract owners	46,761	-	19,484	-	-
Payments for contract benefits or terminations	(136,294)	(9,655)	(61,838)	(12,237)	(5,086)
Transfers between sub-accounts (including fixed account), net	(8,439)	(12,378)	32,676	(21,507)	(7,187)
Contract maintenance charges	(3,627)	(2,385)	(4,586)	(3,138)	(1,747)
Increase (decrease) in net assets from contract transactions	(101,599)	(24,418)	(14,264)	(36,882)	(14,020)

Increase (decrease) in net assets	29,766	14,582	(25,194)	30,034	10,324
Net assets at beginning of period	539,209	179,473	451,034	298,295	141,763
Net assets at end of period	$568,975	$194,055	$425,840	$328,329	$152,087

Beginning units	20,005	9,663	31,077	13,229	10,903
Units issued	1,365	12	3,762	81	133
Units redeemed	(4,554)	(1,164)	(4,797)	(1,510)	(1,084)
Ending units	16,816	8,511	30,042	11,800	9,952

For the Year Ended December 31, 2020
From operations:
Dividends	$374	$2,709	$8,740	$1,091	$280
Mortality and expense risk and administrative charges	(7,736)	(2,497)	(6,806)	(4,458)	(2,087)
Net investment income (loss)	(7,362)	212	1,934	(3,367)	(1,807)
Net realized gain (loss)	13,583	(602)	5,519	(4,174)	4,529
Capital gain distribution from mutual funds	2,538	7,576	169	-	596
Change in unrealized appreciation (depreciation) of investments	112,253	3,489	22,113	58,464	14,376
Increase (decrease) in net assets from operations	121,012	10,675	29,735	50,923	17,694

From contract transactions:
Payments for contract benefits or terminations	(21,887)	(11,530)	(57,143)	(50,832)	(6,445)
Transfers between sub-accounts (including fixed account), net	(7,814)	5,046	37,642	(16,724)	(12,133)
Contract maintenance charges	(3,695)	(2,350)	(5,011)	(3,167)	(1,748)
Increase (decrease) in net assets from contract transactions	(33,396)	(8,834)	(24,512)	(70,723)	(20,326)

Increase (decrease) in net assets	87,616	1,841	5,223	(19,800)	(2,632)
Net assets at beginning of period	451,593	177,632	445,811	318,095	144,395
Net assets at end of period	$539,209	$179,473	$451,034	$298,295	$141,763

Beginning units	21,463	10,020	32,988	16,337	12,613
Units issued	97	855	4,749	2,207	856
Units redeemed	(1,555)	(1,212)	(6,660)	(5,315)	(2,566)
Ending units	20,005	9,663	31,077	13,229	10,903

  The accompanying Notes to Financial Statements are an integral part of this statement.

5

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Goldman Sachs VIT Government Money Market Fund Service Shares	SST Balanced Growth Strategy Class 3	SST Conservative Growth Strategy Class 3	SST Growth Strategy Class 3	SST Moderate Growth Strategy Class 3
For the Year Ended December 31, 2021
From operations:
Dividends	$1	$-	$-	$-	$-
Mortality and expense risk and administrative charges	(323)	(9,324)	(10,580)	(30,409)	(16,019)
Net investment income (loss)	(322)	(9,324)	(10,580)	(30,409)	(16,019)
Net realized gain (loss)	-	95,866	32,964	121,202	45,758
Change in unrealized appreciation (depreciation) of investments	-	(53,850)	3,298	65,073	40,458
Increase (decrease) in net assets from operations	(322)	32,692	25,682	155,866	70,197

From contract transactions:
Payments for contract benefits or terminations	(216,335)	(133,933)	(39,071)	(135,320)	(36,823)
Transfers between sub-accounts (including fixed account), net	217,114	37	973	6,055	(933)
Contract maintenance charges	(457)	(1,867)	(2,960)	(11,718)	(5,168)
Increase (decrease) in net assets from contract transactions	322	(135,763)	(41,058)	(140,983)	(42,924)

Increase (decrease) in net assets	-	(103,071)	(15,376)	14,883	27,273
Net assets at beginning of period	-	650,583	651,545	1,871,340	967,834
Net assets at end of period	$-	$547,512	$636,169	$1,886,223	$995,107

Beginning units	-	15,356	18,621	34,903	20,616
Units issued	21,952	2	30	227	116
Units redeemed	(21,952)	(3,061)	(1,155)	(2,641)	(961)
Ending units	-	12,297	17,496	32,489	19,771

For the Year Ended December 31, 2020
From operations:
Mortality and expense risk and administrative charges	$-	$(8,766)	$(10,549)	$(26,935)	$(13,433)
Net investment income (loss)	-	(8,766)	(10,549)	(26,935)	(13,433)
Net realized gain (loss)	-	35,404	79,755	180,952	52,768
Change in unrealized appreciation (depreciation) of investments	-	109,413	47,135	343,043	187,215
Increase (decrease) in net assets from operations	-	136,051	116,341	497,060	226,550

From contract transactions:
Payments for contract benefits or terminations	-	(58,038)	(145,755)	(151,152)	(38,592)
Transfers between sub-accounts (including fixed account), net	-	8,373	13,892	(173,357)	(25,018)
Contract maintenance charges	-	(2,130)	(3,254)	(13,705)	(5,364)
Increase (decrease) in net assets from contract transactions	-	(51,795)	(135,117)	(338,214)	(68,974)

Increase (decrease) in net assets	-	84,256	(18,776)	158,846	157,576
Net assets at beginning of period	-	566,327	670,321	1,712,494	810,258
Net assets at end of period	$-	$650,583	$651,545	$1,871,340	$967,834

Beginning units	-	16,756	22,697	42,552	22,291
Units issued	-	220	524	162	146
Units redeemed	-	(1,620)	(4,600)	(7,811)	(1,821)
Ending units	-	15,356	18,621	34,903	20,616

  The accompanying Notes to Financial Statements are an integral part of this statement.

6

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Allocation Balanced Portfolio Class 3	SST SA Allocation Growth Portfolio Class 3	SST SA Allocation Moderate Growth Portfolio Class 3	SST SA Allocation Moderate Portfolio Class 3	SST SA Columbia Focused Value Portfolio Class 3
For the Year Ended December 31, 2021
From operations:
Dividends	$51,487	$90,392	$249,397	$93,280	$11,753
Mortality and expense risk and administrative charges	(89,683)	(67,597)	(232,573)	(79,864)	(5,490)
Net investment income (loss)	(38,196)	22,795	16,824	13,416	6,263
Net realized gain (loss)	5,645	54,787	229,405	168,048	23,632
Capital gain distribution from mutual funds	176,248	353,238	1,360,617	447,576	34,889
Change in unrealized appreciation (depreciation) of investments	178,124	145,749	(92,374)	(185,637)	2,158
Increase (decrease) in net assets from operations	321,821	576,569	1,514,472	443,403	66,942

From contract transactions:
Payments received from contract owners	28,576	-	-	-	-
Payments for contract benefits or terminations	(513,872)	(78,046)	(1,435,609)	(623,600)	(29,553)
Transfers between sub-accounts (including fixed account), net	21,708	1,027	(102,749)	1,350	(19,291)
Contract maintenance charges	(56,182)	(8,291)	(138,709)	(32,312)	(444)
Increase (decrease) in net assets from contract transactions	(519,770)	(85,310)	(1,677,067)	(654,562)	(49,288)

Increase (decrease) in net assets	(197,949)	491,259	(162,595)	(211,159)	17,654
Net assets at beginning of period	5,827,003	4,169,395	14,758,316	5,215,365	298,496
Net assets at end of period	$5,629,054	$4,660,654	$14,595,721	$5,004,206	$316,150

Beginning units	318,109	191,144	743,615	267,454	8,744
Units issued	2,745	41	1,258	318	62
Units redeemed	(30,362)	(3,660)	(81,065)	(31,415)	(1,268)
Ending units	290,492	187,525	663,808	236,357	7,538

For the Year Ended December 31, 2020
From operations:
Dividends	$64,759	$-	$-	$-	$-
Mortality and expense risk and administrative charges	(85,958)	(54,936)	(215,159)	(73,597)	(4,134)
Net investment income (loss)	(21,199)	(54,936)	(215,159)	(73,597)	(4,134)
Net realized gain (loss)	(15,122)	48,362	87,865	44,001	6,716
Capital gain distribution from mutual funds	202,504	-	-	-	-
Change in unrealized appreciation (depreciation) of investments	373,618	532,536	1,791,497	586,583	12,709
Increase (decrease) in net assets from operations	539,801	525,962	1,664,203	556,987	15,291

From contract transactions:
Payments for contract benefits or terminations	(627,213)	(137,677)	(1,153,157)	(385,612)	(33,123)
Transfers between sub-accounts (including fixed account), net	67,675	(2,154)	(68,875)	29,436	22,740
Contract maintenance charges	(57,082)	(8,159)	(148,415)	(33,739)	(521)
Increase (decrease) in net assets from contract transactions	(616,620)	(147,990)	(1,370,447)	(389,915)	(10,904)

Increase (decrease) in net assets	(76,819)	377,972	293,756	167,072	4,387
Net assets at beginning of period	5,903,822	3,791,423	14,464,560	5,048,293	294,109
Net assets at end of period	$5,827,003	$4,169,395	$14,758,316	$5,215,365	$298,496

Beginning units	354,432	198,854	823,580	289,809	9,072
Units issued	5,359	1	4,385	2,630	804
Units redeemed	(41,682)	(7,711)	(84,350)	(24,985)	(1,132)
Ending units	318,109	191,144	743,615	267,454	8,744

The accompanying Notes to Financial Statements are an integral part of this statement.

7

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Multi- Managed Diversified Fixed Income Portfolio Class 3	SST SA Multi- Managed International Equity Portfolio Class 3	SST SA Multi- Managed Large Cap Growth Portfolio Class 3	SST SA Multi- Managed Large Cap Value Portfolio Class 3	SST SA Multi- Managed Mid Cap Growth Portfolio Class 3
For the Year Ended December 31, 2021
From operations:
Dividends	$13,486	$16,560	$-	$8,272	$-
Mortality and expense risk and administrative charges	(5,699)	(10,743)	(8,097)	(4,756)	(11,962)
Net investment income (loss)	7,787	5,817	(8,097)	3,516	(11,962)
Net realized gain (loss)	1,308	21,651	191,283	6,890	39,804
Capital gain distribution from mutual funds	15,690	39,222	205,240	31,392	335,123
Change in unrealized appreciation (depreciation) of investments	(36,833)	(7,845)	(320,789)	16,363	(302,626)
Increase (decrease) in net assets from operations	(12,048)	58,845	67,637	58,161	60,339

From contract transactions:
Payments for contract benefits or terminations	(28,412)	(95,865)	(207,272)	(99,918)	(73,547)
Transfers between sub-accounts (including fixed account), net	20,073	6,370	(365,211)	(45,019)	5,503
Contract maintenance charges	(1,771)	(2,041)	(2,268)	(562)	(1,214)
Increase (decrease) in net assets from contract transactions	(10,110)	(91,536)	(574,751)	(145,499)	(69,258)

Increase (decrease) in net assets	(22,158)	(32,691)	(507,114)	(87,338)	(8,919)
Net assets at beginning of period	367,520	665,837	888,956	332,730	797,608
Net assets at end of period	$345,362	$633,146	$381,842	$245,392	$788,689

Beginning units	22,326	49,950	23,571	11,775	11,629
Units issued	1,883	1,691	334	47	276
Units redeemed	(2,525)	(8,042)	(14,998)	(4,704)	(1,221)
Ending units	21,684	43,599	8,907	7,118	10,684

For the Year Ended December 31, 2020
From operations:
Mortality and expense risk and administrative charges	$(6,369)	$(9,265)	$(11,174)	$(4,767)	$(9,880)
Net investment income (loss)	(6,369)	(9,265)	(11,174)	(4,767)	(9,880)
Net realized gain (loss)	5,411	5,758	28,259	6,467	42,134
Change in unrealized appreciation (depreciation) of investments	24,620	62,389	275,440	(1,473)	211,327
Increase (decrease) in net assets from operations	23,662	58,882	292,525	227	243,581

From contract transactions:
Payments for contract benefits or terminations	(121,142)	(69,559)	(67,886)	(67,175)	(43,196)
Transfers between sub-accounts (including fixed account), net	20,452	29,258	(48,029)	26,974	(45,217)
Contract maintenance charges	(2,371)	(2,186)	(2,337)	(641)	(1,312)
Increase (decrease) in net assets from contract transactions	(103,061)	(42,487)	(118,252)	(40,842)	(89,725)

Increase (decrease) in net assets	(79,399)	16,395	174,273	(40,615)	153,856
Net assets at beginning of period	446,919	649,442	714,683	373,345	643,752
Net assets at end of period	$367,520	$665,837	$888,956	$332,730	$797,608

Beginning units	28,756	53,317	27,776	13,166	13,272
Units issued	2,483	3,239	163	1,184	31
Units redeemed	(8,913)	(6,606)	(4,368)	(2,575)	(1,674)
Ending units	22,326	49,950	23,571	11,775	11,629

The accompanying Notes to Financial Statements are an integral part of this statement.

8

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Multi- Managed Mid Cap Value Portfolio Class 3	SST SA Multi- Managed Small Cap Portfolio Class 3	SST SA Wellington Real Return Portfolio Class 3	SAST SA AB Growth Portfolio Class 3	SAST SA American Funds Global Growth Portfolio Class 3
For the Year Ended December 31, 2021
From operations:
Dividends	$6,250	$99	$5,091	$-	$183
Mortality and expense risk and administrative charges	(4,816)	(7,531)	(2,659)	(8,349)	(4,802)
Net investment income (loss)	1,434	(7,432)	2,432	(8,349)	(4,619)
Net realized gain (loss)	20,670	22,667	3,021	180,254	6,916
Capital gain distribution from mutual funds	28,887	109,423	5,052	40,306	23,796
Change in unrealized appreciation (depreciation) of investments	15,394	(32,777)	(6,076)	(111,245)	14,988
Increase (decrease) in net assets from operations	66,385	91,881	4,429	100,966	41,081

From contract transactions:
Payments received from contract owners	-	14,288	-	-	10,391
Payments for contract benefits or terminations	(50,913)	(81,770)	(34,499)	(25,804)	(37,070)
Transfers between sub-accounts (including fixed account), net	(213,591)	(23,889)	(16,507)	(575,820)	(2,506)
Contract maintenance charges	(757)	(2,004)	(673)	(1,635)	(2,217)
Increase (decrease) in net assets from contract transactions	(265,261)	(93,375)	(51,679)	(603,259)	(31,402)

Increase (decrease) in net assets	(198,876)	(1,494)	(47,250)	(502,293)	9,679
Net assets at beginning of period	480,655	446,968	199,167	1,035,832	292,759
Net assets at end of period	$281,779	$445,474	$151,917	$533,539	$302,438

Beginning units	10,094	18,460	16,373	65,600	9,272
Units issued	45	653	766	121	308
Units redeemed	(5,363)	(3,956)	(4,973)	(38,949)	(1,209)
Ending units	4,776	15,157	12,166	26,772	8,371

For the Year Ended December 31, 2020
From operations:
Dividends	$-	$-	$-	$-	$146
Mortality and expense risk and administrative charges	(6,209)	(6,305)	(2,907)	(13,045)	(4,549)
Net investment income (loss)	(6,209)	(6,305)	(2,907)	(13,045)	(4,403)
Net realized gain (loss)	(6,247)	11,765	1,616	14,193	(7,243)
Capital gain distribution from mutual funds	-	-	-	88,019	20,118
Change in unrealized appreciation (depreciation) of investments	32,776	35,695	10,434	173,813	64,469
Increase (decrease) in net assets from operations	20,320	41,155	9,143	262,980	72,941

From contract transactions:
Payments for contract benefits or terminations	(40,020)	(56,435)	(53,394)	(36,703)	(79,368)
Transfers between sub-accounts (including fixed account), net	11,671	(12,742)	32,466	(8,451)	(12,668)
Contract maintenance charges	(756)	(2,104)	(808)	(1,676)	(2,391)
Increase (decrease) in net assets from contract transactions	(29,105)	(71,281)	(21,736)	(46,830)	(94,427)

Increase (decrease) in net assets	(8,785)	(30,126)	(12,593)	216,150	(21,486)
Net assets at beginning of period	489,440	477,094	211,760	819,682	314,245
Net assets at end of period	$480,655	$446,968	$199,167	$1,035,832	$292,759

Beginning units	10,701	21,717	18,325	69,207	12,699
Units issued	673	1,745	4,137	148	167
Units redeemed	(1,280)	(5,002)	(6,089)	(3,755)	(3,594)
Ending units	10,094	18,460	16,373	65,600	9,272

The accompanying Notes to Financial Statements are an integral part of this statement.

9

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA American Funds Growth Portfolio Class 3	SAST SA American Funds Growth- Income Portfolio Class 3	SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3	SAST SA VCP Dynamic Strategy Portfolio Class 3
For the Year Ended December 31, 2021
From operations:
Dividends	$10	$1,254	$-	$31,268	$30,923
Mortality and expense risk and administrative charges	(708)	(2,015)	(2,907)	(31,422)	(37,605)
Net investment income (loss)	(698)	(761)	(2,907)	(154)	(6,682)
Net realized gain (loss)	2,482	1,272	(1,204)	47,805	49,666
Capital gain distribution from mutual funds	1,723	4,342	-	115,969	83,885
Change in unrealized appreciation (depreciation) of investments	4,693	21,238	(240)	(9,306)	64,329
Increase (decrease) in net assets from operations	8,200	26,091	(4,351)	154,314	191,198

From contract transactions:
Payments received from contract owners	-	-	10,391	-	-
Payments for contract benefits or terminations	(1,475)	(7,110)	(176,987)	(148,012)	(142,392)
Transfers between sub-accounts (including fixed account), net	(2,912)	(5,776)	128,294	(40,717)	(53,226)
Contract maintenance charges	(530)	(1,705)	(1,817)	(36,263)	(38,936)
Increase (decrease) in net assets from contract transactions	(4,917)	(14,591)	(40,119)	(224,992)	(234,554)

Increase (decrease) in net assets	3,283	11,500	(44,470)	(70,678)	(43,356)
Net assets at beginning of period	42,641	124,747	191,122	2,069,907	2,346,896
Net assets at end of period	$45,924	$136,247	$146,652	$1,999,229	$2,303,540

Beginning units	1,055	4,731	20,365	120,483	145,036
Units issued	3	-	14,790	1,198	638
Units redeemed	(110)	(488)	(19,153)	(13,591)	(14,247)
Ending units	948	4,243	16,002	108,090	131,427

For the Year Ended December 31, 2020
From operations:
Dividends	$297	$1,983	$3,160	$22,571	$26,395
Mortality and expense risk and administrative charges	(1,289)	(2,955)	(3,464)	(29,852)	(35,069)
Net investment income (loss)	(992)	(972)	(304)	(7,281)	(8,674)
Net realized gain (loss)	15,594	(12,018)	(1,671)	19,839	16,183
Capital gain distribution from mutual funds	4,004	13,986	-	106,899	94,369
Change in unrealized appreciation (depreciation) of investments	12,572	12,074	(1,213)	88,329	76,613
Increase (decrease) in net assets from operations	31,178	13,070	(3,188)	207,786	178,491

From contract transactions:
Payments for contract benefits or terminations	(81,793)	(147,189)	(167,639)	(122,440)	(104,450)
Transfers between sub-accounts (including fixed account), net	(10,968)	5,283	122,335	(18,967)	19,949
Contract maintenance charges	(766)	(2,125)	(2,352)	(36,111)	(38,294)
Increase (decrease) in net assets from contract transactions	(93,527)	(144,031)	(47,656)	(177,518)	(122,795)

Increase (decrease) in net assets	(62,349)	(130,961)	(50,844)	30,268	55,696
Net assets at beginning of period	104,990	255,708	241,966	2,039,639	2,291,200
Net assets at end of period	$42,641	$124,747	$191,122	$2,069,907	$2,346,896

Beginning units	3,832	10,737	25,388	132,250	153,554
Units issued	17	434	13,005	4,032	5,715
Units redeemed	(2,794)	(6,440)	(18,028)	(15,799)	(14,233)
Ending units	1,055	4,731	20,365	120,483	145,036

The accompanying Notes to Financial Statements are an integral part of this statement.

10

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	T Rowe Price Blue Chip Growth Portfolio II Class	T Rowe Price Equity Income Portfolio II Class
For the Year Ended December 31, 2021
From operations:
Dividends	$-	$5,206
Mortality and expense risk and administrative charges	(2,012)	(5,495)
Net investment income (loss)	(2,012)	(289)
Net realized gain (loss)	11,251	6,062
Capital gain distribution from mutual funds	15,462	27,682
Change in unrealized appreciation (depreciation) of investments	(4,633)	43,889
Increase (decrease) in net assets from operations	20,068	77,344

From contract transactions:
Payments for contract benefits or terminations	(9,510)	(6,205)
Transfers between sub-accounts (including fixed account), net	(1,421)	(13,312)
Contract maintenance charges	(1,707)	(1,832)
Increase (decrease) in net assets from contract transactions	(12,638)	(21,349)

Increase (decrease) in net assets	7,430	55,995
Net assets at beginning of period	133,208	336,703
Net assets at end of period	$140,638	$392,698

Beginning units	3,259	18,236
Units issued	26	83
Units redeemed	(310)	(1,096)
Ending units	2,975	17,223

For the Year Ended December 31, 2020
From operations:
Dividends	$-	$6,455
Mortality and expense risk and administrative charges	(1,739)	(4,508)
Net investment income (loss)	(1,739)	1,947
Net realized gain (loss)	12,214	2,054
Capital gain distribution from mutual funds	4,323	7,418
Change in unrealized appreciation (depreciation) of investments	18,839	(7,742)
Increase (decrease) in net assets from operations	33,637	3,677

From contract transactions:
Payments for contract benefits or terminations	(12,969)	(18,963)
Transfers between sub-accounts (including fixed account), net	593	7,777
Contract maintenance charges	(1,664)	(1,826)
Increase (decrease) in net assets from contract transactions	(14,040)	(13,012)

Increase (decrease) in net assets	19,597	(9,335)
Net assets at beginning of period	113,611	346,038
Net assets at end of period	$133,208	$336,703

Beginning units	3,670	18,647
Units issued	161	1,522
Units redeemed	(572)	(1,933)
Ending units	3,259	18,236

The accompanying Notes to Financial Statements are an integral part of this statement.

11

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.	Organization

FS Variable Annuity Account Five (“the Separate Account”) is a segregated investment account established by The United States Life Insurance Company in the City of New York (“USL”) to receive and invest premium payments from variable annuity contracts issued by USL. USL is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, majority owned subsidiary of American International Group, Inc. (“AIG”).

The Separate Account includes the following variable annuity products:

Seasons Elite	Seasons Triple Elite
Seasons Select II

The Separate Account contracts are sold through USL’s affiliated broker-dealers, independent broker-dealers, full-service securities firms, and financial institutions. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of USL. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2021 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended.

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Service Class 2
Fidelity VIP Investment Grade Bond Portfolio Service Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT Government Money Market Fund Service Shares

Seasons Series Trust (SST)(a)(b)
SST Balanced Growth Strategy Class 3	SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3
SST Conservative Growth Strategy Class 3	SST SA Multi-Managed International Equity Portfolio Class 3
SST Growth Strategy Class 3	SST SA Multi-Managed Large Cap Growth Portfolio Class 3
SST Moderate Growth Strategy Class 3	SST SA Multi-Managed Large Cap Value Portfolio Class 3
SST SA Allocation Balanced Portfolio Class 3	SST SA Multi-Managed Mid Cap Growth Portfolio Class 3
SST SA Allocation Growth Portfolio Class 3	SST SA Multi-Managed Mid Cap Value Portfolio Class 3
SST SA Allocation Moderate Growth Portfolio Class 3	SST SA Multi-Managed Small Cap Portfolio Class 3
SST SA Allocation Moderate Portfolio Class 3	SST SA Wellington Real Return Portfolio Class 3
SST SA Columbia Focused Value Portfolio Class 3

SunAmerica Series Trust (SAST)(a)
SAST SA AB Growth Portfolio Class 3	SAST SA DFA Ultra Short Bond Portfolio Class 3
SAST SA American Funds Global Growth Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3
SAST SA American Funds Growth Portfolio Class 3	SAST SA VCP Dynamic Strategy Portfolio Class 3
SAST SA American Funds Growth-Income Portfolio Class 3

T. Rowe Price Equity Series, Inc. (T. Rowe Price)
T Rowe Price Blue Chip Growth Portfolio II Class	T Rowe Price Equity Income Portfolio II Class

(a)	These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of USL, serves as the investment advisor to Seasons Series Trust and SunAmerica Series Trust.

12

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b)

Consists of multi-managed variable investment strategies (Seasons Strategies, Select Portfolios, Focused Portfolios and Managed Allocation Portfolios) each with a distinct investment objective. The Seasons Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio as well as in the shares of two other portfolios of the Seasons Trust. Each of the Select Portfolios, Managed Allocation Portfolios and Focused Portfolios is invested solely in the shares of designated portfolio of Seasons Series Trust.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of USL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of each of the sub-accounts of the Separate Account are registered in the name of USL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from USL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business USL may conduct. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

During 2021, the COVID-19 pandemic has negatively impacted the U.S. and global economies and created impacts and risks to USL’s business. Market volatility in the financial markets resulting from the COVID-19 pandemic could adversely impact net assets for each sub-account. Declines in or sustained low interest rates can cause a reduction in investment income for certain underlying mutual funds.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of USL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, USL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. USL will periodically review changes in the tax law. USL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.

13

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of valuation inputs:

•

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

•

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2021 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2021, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid to USL as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and distribution charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to USL. The mortality risk charge represents compensation to USL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to USL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The distribution expense charge covers all expenses associated with the distribution of the contract. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued and the death benefits elected for each product. Expense charges for each product are as follows:

Products	Separate Account Annual Charges*
Seasons Elite	1.55%, 1.75%, 2.00% or 2.20%

Seasons Select II	1.40%, 1.60%, 1.80% or 2.05%

Seasons Triple Elite	1.55% or 1.75%

*	The distribution charge is deducted at an annual rate of 0.15 percent of the net asset value of each portfolio and is included in the respective separate account annual charge rate.

14

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Contract Maintenance Charge: During the accumulation phase, an annual contract maintenance charge is assessed by USL on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by USL related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The contract maintenance charge is $30 for certain contracts ($35 for Seasons Elite).

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to USL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Withdrawal charges may be assessed for withdrawals in excess of the free withdrawal amount as defined in the contracts. Withdrawal amounts in excess of the free withdrawal amount are assessed withdrawal charges based on tables of charges applicable to specific contracts.

The maximum withdrawal charge of 9 percent is assessed on amount withdrawn in excess of free withdrawals.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Depending on the contract provisions, a transfer fee of $25 is assessed on each transfer in excess of the maximum transactions allowed for all products.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, USL will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

USL currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes upon receipt of a purchase payment or upon surrender of the contract.

MarketLock, Marketlock for Two, MarketLock for Life Plus, MarketLock Income Plus, MarketLock for Life and Seasons Income Rewards Fee: These optional features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period.

•	MarketLock, MarketLock for Two and Seasons Income Rewards

The annual fee is calculated as a percentage of the maximum anniversary value benefit base and deducted quarterly from the contract value. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals, or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The withdrawal benefit base for Seasons Income Rewards is calculated as eligible purchase payments adjusted for withdrawals received during the first 90 days.

•	MarketLock for Life, MarketLock for Life Plus and MarketLock Income Plus

The annual fee is calculated as a percentage of the income base and deducted quarterly from the contract value. The income base is calculated as the greater of purchase payments made in the first contract year and

15

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

purchase payments made in contract years 2-5, capped at 100 percent of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments made in years 2-5 greater than the purchase payments received in the first year. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The annual fees for the optional features discussed above are as follows (Note: If extension of the evaluation period is elected, an additional 0.10% – 0.25% is added to the Annual Fee):

Optional Features	Products Offered	Annual Fees

MarketLock	Seasons Elite	0.65%
Seasons Select II
Seasons Triple Elite

MarketLock for Two	Seasons Elite	0.40% prior to the first withdrawal
	Seasons Select II	0.80% after the first withdrawal
Seasons Triple Elite

Seasons Income Rewards	Seasons Elite	0.65% in years zero to seven
	Seasons Select II	0.45% in years eight to ten
Seasons Triple Elite

MarketLock for Life	Seasons Elite	0.95% for two covered persons
Seasons Select II

MarketLock for Life Plus	Seasons Elite	0.90% to 1.25% for two covered persons
Seasons Select II

MarketLock Income Plus	Seasons Elite	1.20% to 1.35% for two covered persons
Seasons Select II

Seasons Promise Fee: The optional Seasons Promise Program provides a guaranteed minimum contract value at the end of ten full contract years. The fee is calculated as a percentage of the contract value minus purchase payments received after the 90th day from the date of contract issuance and deducted quarterly from the contract value during the first ten full contract years. This optional feature is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The fee for the Seasons Promise Program ranges from 0.25 percent to 0.65 percent. This optional feature is offered under the Seasons Elite, Seasons Select II, and Seasons Triple Elite.

5.	Purchases and Sales of Investments

For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
Fidelity VIP Contrafund Portfolio Service Class 2	$116,506	$158,206
Fidelity VIP Equity-Income Portfolio Service Class 2	25,209	27,558
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	73,385	75,000
Fidelity VIP Mid Cap Portfolio Service Class 2	55,579	43,939
Fidelity VIP Overseas Portfolio Service Class 2	13,425	18,101
Goldman Sachs VIT Government Money Market Fund Service Shares	217,116	217,116
SST Balanced Growth Strategy Class 3	-	145,087
SST Conservative Growth Strategy Class 3	995	52,633
SST Growth Strategy Class 3	11,915	183,307
SST Moderate Growth Strategy Class 3	5,772	64,716
SST SA Allocation Balanced Portfolio Class 3	278,685	660,402
SST SA Allocation Growth Portfolio Class 3	444,595	153,872
SST SA Allocation Moderate Growth Portfolio Class 3	1,618,277	1,917,903
SST SA Allocation Moderate Portfolio Class 3	544,006	737,577

16

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
SST SA Columbia Focused Value Portfolio Class 3	$49,099	$57,235
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	59,560	46,192
SST SA Multi-Managed International Equity Portfolio Class 3	78,947	125,444
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	216,350	593,958
SST SA Multi-Managed Large Cap Value Portfolio Class 3	40,716	151,307
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	353,637	99,736
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	36,530	271,469
SST SA Multi-Managed Small Cap Portfolio Class 3	127,416	118,800
SST SA Wellington Real Return Portfolio Class 3	19,370	63,565
SAST SA AB Growth Portfolio Class 3	42,208	613,513
SAST SA American Funds Global Growth Portfolio Class 3	34,826	47,052
SAST SA American Funds Growth Portfolio Class 3	1,738	5,630
SAST SA American Funds Growth-Income Portfolio Class 3	5,596	16,606
SAST SA DFA Ultra Short Bond Portfolio Class 3	138,715	181,741
SAST SA VCP Dynamic Allocation Portfolio Class 3	165,331	274,508
SAST SA VCP Dynamic Strategy Portfolio Class 3	122,605	279,955
T Rowe Price Blue Chip Growth Portfolio II Class	16,493	15,681
T Rowe Price Equity Income Portfolio II Class	34,560	28,517

17

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2021 follows:

	December 31, 2021				For the Year Ended December 31, 2021
		Unit Value ($)(a)(f)		Net	Investment Income Ratio (%)(c)	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)		Lowest	Highest	Lowest	Highest

Fidelity VIP Contrafund Portfolio Service Class 2	16,816	33.25	34.92	568,975	0.03	1.40	1.75	25.30	25.74
Fidelity VIP Equity-Income Portfolio Service Class 2	8,511	22.07	23.15	194,055	1.69	1.40	1.75	22.44	22.87
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	30,042	13.84	14.52	425,840	1.76	1.40	1.75	-2.62	-2.27
Fidelity VIP Mid Cap Portfolio Service Class 2	11,800	27.04	28.38	328,329	0.37	1.40	1.75	23.13	23.56
Fidelity VIP Overseas Portfolio Service Class 2	9,952	14.88	15.63	152,087	0.33	1.40	1.75	17.32	17.73
Goldman Sachs VIT Government Money Market Fund Service Shares	-		9.81	-	0.00		1.60		-1.58
SST Balanced Growth Strategy Class 3	12,297	43.87	45.25	547,512	0.00	1.40	1.55	4.88	5.04
SST Conservative Growth Strategy Class 3	17,496	35.55	37.95	636,169	0.00	1.40	1.75	3.89	4.25
SST Growth Strategy Class 3	32,489	56.02	59.90	1,886,223	0.00	1.40	1.75	8.12	8.50
SST Moderate Growth Strategy Class 3	19,771	48.57	52.64	995,107	0.00	1.40	1.75	7.12	7.50
SST SA Allocation Balanced Portfolio Class 3	290,492	18.63	19.84	5,629,054	0.90	1.40	1.75	5.45	5.82
SST SA Allocation Growth Portfolio Class 3	187,525	23.84	25.30	4,660,654	2.05	1.40	1.75	13.68	14.08
SST SA Allocation Moderate Growth Portfolio Class 3	663,808	21.30	22.60	14,595,721	1.70	1.40	1.75	10.51	10.90
SST SA Allocation Moderate Portfolio Class 3	236,357	20.38	21.68	5,004,206	1.83	1.40	1.75	8.51	8.89
SST SA Columbia Focused Value Portfolio Class 3	7,538	41.23	44.79	316,150	3.82	1.40	1.75	23.13	23.56
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	21,684	15.24	16.93	345,362	3.78	1.40	1.75	-3.39	-3.06
SST SA Multi-Managed International Equity Portfolio Class 3	43,599	14.17	15.18	633,146	2.55	1.40	1.75	9.00	9.38
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	8,907	40.87	43.87	381,842	0.00	1.40	1.75	14.19	14.59
SST SA Multi-Managed Large Cap Value Portfolio Class 3	7,118	32.50	35.89	245,392	2.86	1.40	1.75	21.43	21.85
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	10,684	69.76	74.89	788,689	0.00	1.40	1.75	7.27	7.65
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	4,776	53.37	61.11	281,779	1.64	1.40	1.75	24.89	25.33
SST SA Multi-Managed Small Cap Portfolio Class 3	15,157	28.44	30.59	445,474	0.02	1.40	1.75	21.16	21.58
SST SA Wellington Real Return Portfolio Class 3	12,166	11.96	12.77	151,917	2.90	1.40	1.75	2.43	2.79
SAST SA AB Growth Portfolio Class 3	26,772	19.81	20.03	533,539	0.00	1.40	1.75	26.24	26.68
SAST SA American Funds Global Growth Portfolio Class 3	8,371	35.14	36.93	302,438	0.06	1.40	1.75	14.10	14.50
SAST SA American Funds Growth Portfolio Class 3	948	47.07	49.54	45,924	0.02	1.40	1.75	19.58	20.00
SAST SA American Funds Growth-Income Portfolio Class 3	4,243	31.05	32.64	136,247	0.96	1.40	1.75	21.54	21.96
SAST SA DFA Ultra Short Bond Portfolio Class 3	16,002	9.08	9.30	146,652	0.00	1.40	1.75	-2.50	-2.16
SAST SA VCP Dynamic Allocation Portfolio Class 3	108,090	18.11	18.71	1,999,229	1.54	1.40	1.75	7.41	7.79
SAST SA VCP Dynamic Strategy Portfolio Class 3	131,427	17.28	17.83	2,303,540	1.33	1.40	1.75	8.18	8.56
T Rowe Price Blue Chip Growth Portfolio II Class	2,975	45.37	47.58	140,638	0.00	1.40	1.75	15.29	15.70
T Rowe Price Equity Income Portfolio II Class	17,223	21.88	22.99	392,698	1.43	1.40	1.75	23.04	23.48

	December 31, 2020				For the Year Ended December 31, 2020
		Unit Value ($)(a)(f)		Net	Investment Income Ratio (%)(c)	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)		Lowest	Highest	Lowest	Highest

Fidelity VIP Contrafund Portfolio Service Class 2	20,005	26.53	27.77	539,209	0.08	1.40	1.75	27.98	28.42
Fidelity VIP Equity-Income Portfolio Service Class 2	9,663	18.02	18.84	179,473	1.52	1.40	1.75	4.59	4.96
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	31,077	14.21	14.86	451,034	1.95	1.40	1.75	7.27	7.65
Fidelity VIP Mid Cap Portfolio Service Class 2	13,229	21.96	22.97	298,295	0.35	1.40	1.75	15.82	16.23
Fidelity VIP Overseas Portfolio Service Class 2	10,903	12.69	13.27	141,763	0.20	1.40	1.75	13.33	13.73
SST Balanced Growth Strategy Class 3	15,356	41.83	43.08	650,583	0.00	1.40	1.55	25.32	25.51
SST Conservative Growth Strategy Class 3	18,621	34.22	36.40	651,545	0.00	1.40	1.75	18.96	19.38
SST Growth Strategy Class 3	34,903	51.82	55.21	1,871,340	0.00	1.40	1.75	32.89	33.35
SST Moderate Growth Strategy Class 3	20,616	45.34	48.96	967,834	0.00	1.40	1.75	29.15	29.60
SST SA Allocation Balanced Portfolio Class 3	318,109	17.67	18.75	5,827,003	1.10	1.40	1.75	9.88	10.26
SST SA Allocation Growth Portfolio Class 3	191,144	20.97	22.18	4,169,395	0.00	1.40	1.75	14.10	14.50
SST SA Allocation Moderate Growth Portfolio Class 3	743,615	19.27	20.38	14,758,316	0.00	1.40	1.75	12.73	13.13
SST SA Allocation Moderate Portfolio Class 3	267,454	18.79	19.91	5,215,365	0.00	1.40	1.75	11.67	12.06
SST SA Columbia Focused Value Portfolio Class 3	8,744	33.49	36.25	298,496	0.00	1.40	1.75	5.49	5.86
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	22,326	15.78	17.47	367,520	0.00	1.40	1.75	5.71	6.08
SST SA Multi-Managed International Equity Portfolio Class 3	49,950	13.00	13.88	665,837	0.00	1.40	1.75	9.37	9.75
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	23,571	35.79	38.28	888,956	0.00	1.40	1.75	45.88	46.39
SST SA Multi-Managed Large Cap Value Portfolio Class 3	11,775	26.76	29.45	332,730	0.00	1.40	1.75	-0.49	-0.15

18

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
		Unit Value ($)(a)(f)		Net	Investment Income Ratio (%)(c)	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)		Lowest	Highest	Lowest	Highest

SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	11,629	65.03	69.57	797,608	0.00	1.40	1.75	40.62	41.11
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	10,094	42.73	48.76	480,655	0.00	1.40	1.75	3.61	3.98
SST SA Multi-Managed Small Cap Portfolio Class 3	18,460	23.47	25.16	446,968	0.00	1.40	1.75	9.95	10.33
SST SA Wellington Real Return Portfolio Class 3	16,373	11.68	12.43	199,167	0.00	1.40	1.75	4.93	5.30
SAST SA AB Growth Portfolio Class 3	65,600	15.69	15.82	1,035,832	0.00	1.40	1.75	32.94	33.41
SAST SA American Funds Global Growth Portfolio Class 3	9,272	30.79	32.25	292,759	0.05	1.40	1.75	27.83	28.28
SAST SA American Funds Growth Portfolio Class 3	1,055	39.37	41.29	42,641	0.40	1.40	1.75	49.09	49.61
SAST SA American Funds Growth-Income Portfolio Class 3	4,731	25.55	26.76	124,747	1.04	1.40	1.75	11.28	11.67
SAST SA DFA Ultra Short Bond Portfolio Class 3	20,365	9.31	9.50	191,122	1.46	1.40	1.75	-1.62	-1.28
SAST SA VCP Dynamic Allocation Portfolio Class 3	120,483	16.86	17.35	2,069,907	1.10	1.40	1.75	11.14	11.53
SAST SA VCP Dynamic Strategy Portfolio Class 3	145,036	15.97	16.42	2,346,896	1.14	1.40	1.75	8.28	8.66
T Rowe Price Blue Chip Growth Portfolio II Class	3,259	39.35	41.12	133,208	0.00	1.40	1.75	31.60	32.06
T Rowe Price Equity Income Portfolio II Class	18,236	17.78	18.62	336,703	1.89	1.40	1.75	-0.80	-0.45

	December 31, 2019				For the Year Ended December 31, 2019
		Unit Value ($)(a)(f)		Net	Investment Income Ratio (%)(c)	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)		Lowest	Highest	Lowest	Highest

Fidelity VIP Contrafund Portfolio Service Class 2	21,463	20.73	21.62	451,593	0.22	1.40	1.75	29.00	29.45
Fidelity VIP Equity-Income Portfolio Service Class 2	10,020	17.23	17.95	177,632	1.80	1.40	1.75	24.90	25.34
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	32,988	13.24	13.81	445,811	2.27	1.40	1.75	7.51	7.88
Fidelity VIP Mid Cap Portfolio Service Class 2	16,337	18.96	19.76	318,095	0.68	1.40	1.75	21.04	21.46
Fidelity VIP Overseas Portfolio Service Class 2	12,613	11.19	11.67	144,395	1.51	1.40	1.75	25.29	25.73
SST Balanced Growth Strategy Class 3	16,756	33.38	34.32	566,327	0.00	1.40	1.55	16.83	17.00
SST Conservative Growth Strategy Class 3	22,697	28.76	30.49	670,321	0.00	1.40	1.75	14.38	14.78
SST Growth Strategy Class 3	42,552	38.99	41.40	1,712,494	0.00	1.40	1.75	20.42	20.84
SST Moderate Growth Strategy Class 3	22,291	35.10	37.78	810,258	0.00	1.40	1.75	18.72	19.14
SST SA Allocation Balanced Portfolio Class 3	354,432	16.08	17.00	5,903,822	1.50	1.40	1.75	14.01	14.41
SST SA Allocation Growth Portfolio Class 3	198,854	18.38	19.37	3,791,423	0.01	1.40	1.75	21.36	21.79
SST SA Allocation Moderate Growth Portfolio Class 3	823,580	17.10	18.02	14,464,560	1.37	1.40	1.75	18.51	18.93
SST SA Allocation Moderate Portfolio Class 3	289,809	16.82	17.77	5,048,293	1.48	1.40	1.75	16.69	17.09
SST SA Columbia Focused Value Portfolio Class 3	9,072	31.75	34.25	294,109	0.44	1.40	1.75	24.25	24.68
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	28,756	14.93	16.46	446,919	2.43	1.40	1.75	7.43	7.81
SST SA Multi-Managed International Equity Portfolio Class 3	53,317	11.88	12.65	649,442	2.95	1.40	1.75	20.32	20.74
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	27,776	24.54	26.15	714,683	0.21	1.40	1.75	27.91	28.36
SST SA Multi-Managed Large Cap Value Portfolio Class 3	13,166	26.90	29.50	373,345	2.21	1.40	1.75	26.19	26.63
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	13,272	46.25	49.30	643,752	0.00	1.40	1.75	33.40	33.87
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	10,701	41.24	46.90	489,440	1.09	1.40	1.75	22.90	23.33
SST SA Multi-Managed Small Cap Portfolio Class 3	21,717	21.35	22.80	477,094	0.00	1.40	1.75	22.09	22.52
SST SA Wellington Real Return Portfolio Class 3	18,325	11.13	11.80	211,760	0.33	1.40	1.75	3.70	4.07
SAST SA AB Growth Portfolio Class 3	69,207	11.80	11.85	819,682	0.00	1.40	1.75	32.21	32.68
SAST SA American Funds Global Growth Portfolio Class 3	12,699	24.09	25.14	314,245	0.80	1.40	1.75	32.59	33.05
SAST SA American Funds Growth Portfolio Class 3	3,832	26.40	27.60	104,990	0.00	1.40	1.75	28.13	28.58
SAST SA American Funds Growth-Income Portfolio Class 3	10,737	22.96	23.97	255,708	0.00	1.40	1.75	23.57	24.00
SAST SA DFA Ultra Short Bond Portfolio Class 3	25,388	9.47	9.63	241,966	1.49	1.40	1.75	0.22	0.57
SAST SA VCP Dynamic Allocation Portfolio Class 3	132,250	15.17	15.56	2,039,639	0.00	1.40	1.75	18.31	18.72
SAST SA VCP Dynamic Strategy Portfolio Class 3	153,554	14.75	15.11	2,291,200	0.00	1.40	1.75	17.34	17.75
T Rowe Price Blue Chip Growth Portfolio II Class	3,670	29.90	31.14	113,611	0.00	1.40	1.75	27.33	27.78
T Rowe Price Equity Income Portfolio II Class	18,647	17.92	18.70	346,038	2.08	1.40	1.75	23.86	24.29

	December 31, 2018				For the Year Ended December 31, 2018
		Unit Value ($)(a)(f)		Net	Investment Income Ratio (%)(c)	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)		Lowest	Highest	Lowest	Highest

Fidelity VIP Contrafund Portfolio Service Class 2	23,069	16.07	16.70	375,869	0.45	1.40	1.75	-8.27	-7.95
Fidelity VIP Equity-Income Portfolio Service Class 2	11,912	13.80	14.32	168,531	1.99	1.40	1.75	-10.13	-9.82
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	43,469	12.32	12.80	544,946	2.21	1.40	1.75	-2.52	-2.17
Fidelity VIP Mid Cap Portfolio Service Class 2	18,840	15.67	16.27	302,256	0.40	1.40	1.75	-16.26	-15.96
Fidelity VIP Overseas Portfolio Service Class 2	14,821	8.93	9.28	135,112	1.29	1.40	1.75	-16.54	-16.25

19

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31, 2018
		Unit Value ($)(a)(f)		Net	Investment Income Ratio (%)(c)	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)		Lowest	Highest	Lowest	Highest

SST Balanced Growth Strategy Class 3	18,934	28.39	29.34	547,399	0.00	1.40	1.60	-4.86	-4.67
SST Conservative Growth Strategy Class 3	24,911	25.15	26.57	642,337	0.00	1.40	1.75	-4.98	-4.64
SST Growth Strategy Class 3	41,812	32.38	34.26	1,398,416	0.00	1.40	1.75	-6.41	-6.08
SST Moderate Growth Strategy Class 3	31,856	29.57	31.71	982,363	0.00	1.40	1.75	-6.25	-5.92
SST SA Allocation Balanced Portfolio Class 3	416,812	14.10	14.86	6,072,701	4.30	1.40	1.75	-5.62	-5.29
SST SA Allocation Growth Portfolio Class 3	227,693	15.14	15.90	3,568,167	3.43	1.40	1.75	-8.82	-8.50
SST SA Allocation Moderate Growth Portfolio Class 3	947,560	14.43	15.15	14,014,843	3.96	1.40	1.75	-7.57	-7.25
SST SA Allocation Moderate Portfolio Class 3	309,172	14.42	15.18	4,605,110	3.96	1.40	1.75	-6.62	-6.29
SST SA Columbia Focused Value Portfolio Class 3	9,701	25.55	27.47	253,127	3.16	1.40	1.75	-13.68	-13.37
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	39,688	13.89	15.27	575,704	2.28	1.40	1.75	-3.01	-2.67
SST SA Multi-Managed International Equity Portfolio Class 3	56,305	9.88	10.47	569,326	2.35	1.40	1.75	-15.96	-15.66
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	29,885	19.18	20.37	599,225	0.38	1.40	1.75	-3.67	-3.33
SST SA Multi-Managed Large Cap Value Portfolio Class 3	14,669	21.32	23.29	329,075	1.55	1.40	1.75	-11.52	-11.21
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	14,087	34.67	36.83	510,517	0.00	1.40	1.75	-5.41	-5.07
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	11,298	33.56	38.03	418,769	0.58	1.40	1.75	-13.60	-13.29
SST SA Multi-Managed Small Cap Portfolio Class 3	23,585	17.49	18.61	423,662	0.00	1.40	1.75	-13.31	-13.01
SST SA Wellington Real Return Portfolio Class 3	17,723	10.73	11.34	197,107	2.55	1.40	1.75	-1.95	-1.60
SAST SA AB Growth Portfolio Class 3	80,155	8.93	8.94	716,088	0.00	1.40	1.75	-10.72	-10.65
SAST SA American Funds Global Growth Portfolio Class 3	14,518	18.17	18.90	270,278	1.14	1.40	1.75	-10.86	-10.54
SAST SA American Funds Growth Portfolio Class 3	4,422	20.61	21.46	94,209	0.90	1.40	1.75	-2.26	-1.91
SAST SA American Funds Growth-Income Portfolio Class 3	12,204	18.58	19.33	234,454	2.36	1.40	1.75	-3.76	-3.42
SAST SA DFA Ultra Short Bond Portfolio Class 3	35,228	9.44	9.57	334,566	0.70	1.40	1.75	-0.53	-0.18
SAST SA VCP Dynamic Allocation Portfolio Class 3	159,383	12.83	13.11	2,072,077	3.95	1.40	1.75	-8.45	-8.13
SAST SA VCP Dynamic Strategy Portfolio Class 3	186,665	12.57	12.84	2,369,743	4.08	1.40	1.75	-8.80	-8.48
T Rowe Price Blue Chip Growth Portfolio II Class	4,125	23.48	24.37	99,966	0.00	1.40	1.75	-0.12	0.23
T Rowe Price Equity Income Portfolio II Class	20,367	14.47	15.05	303,907	1.84	1.40	1.75	-11.27	-10.96

	December 31, 2017				For the Year Ended December 31, 2017
		Unit Value ($)(a)(f)		Net	Investment Income Ratio (%)(c)	Expense Ratio (%)(d)(f)		Total Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)		Lowest	Highest	Lowest	Highest

Fidelity VIP Contrafund Portfolio Service Class 2	25,210	17.52	18.14	447,232	0.77	1.40	1.75	19.48	19.90
Fidelity VIP Equity-Income Portfolio Service Class 2	14,203	15.35	15.88	223,189	1.43	1.40	1.75	10.70	11.09
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	54,036	12.64	13.08	694,996	2.18	1.40	1.75	2.19	2.55
Fidelity VIP Mid Cap Portfolio Service Class 2	23,964	18.71	19.36	459,050	0.48	1.40	1.75	18.45	18.87
Fidelity VIP Overseas Portfolio Service Class 2	15,791	10.70	11.08	172,255	1.09	1.40	1.75	27.74	28.19
SST Balanced Growth Strategy Class 3	20,660	29.84	30.77	627,289	0.00	1.40	1.60	15.36	15.59
SST Conservative Growth Strategy Class 3	28,438	26.46	27.86	772,485	0.00	1.40	1.75	12.03	12.42
SST Growth Strategy Class 3	44,245	34.60	36.48	1,577,923	0.00	1.40	1.75	19.00	19.41
SST Moderate Growth Strategy Class 3	46,710	31.54	33.71	1,534,283	0.00	1.40	1.75	16.67	17.08
SST SA Allocation Balanced Portfolio Class 3	483,959	14.94	15.69	7,448,126	1.51	1.40	1.75	8.62	9.00
SST SA Allocation Growth Portfolio Class 3	235,933	16.61	17.38	4,045,589	0.98	1.40	1.75	15.79	16.19
SST SA Allocation Moderate Growth Portfolio Class 3	1,153,949	15.61	16.33	18,411,985	1.36	1.40	1.75	13.15	13.55
SST SA Allocation Moderate Portfolio Class 3	378,301	15.44	16.19	6,015,354	1.40	1.40	1.75	11.33	11.72
SST SA Columbia Focused Value Portfolio Class 3	10,857	29.60	31.71	328,388	1.27	1.40	1.75	19.29	19.71
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	45,415	14.33	15.69	679,869	1.83	1.40	1.75	1.94	2.29
SST SA Multi-Managed International Equity Portfolio Class 3	63,397	11.75	12.42	762,729	1.81	1.40	1.75	24.23	24.66
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	32,061	19.91	21.07	665,403	0.26	1.40	1.75	25.17	25.61
SST SA Multi-Managed Large Cap Value Portfolio Class 3	18,978	24.09	26.24	481,682	1.79	1.40	1.75	12.05	12.45
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	15,266	36.65	38.80	582,509	0.00	1.40	1.75	23.82	24.25
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	15,193	38.84	43.86	652,702	1.00	1.40	1.75	10.68	11.07
SST SA Multi-Managed Small Cap Portfolio Class 3	27,570	20.17	21.39	571,895	0.14	1.40	1.75	8.32	8.70
SST SA Wellington Real Return Portfolio Class 3	30,941	10.94	11.53	351,631	2.09	1.40	1.75	0.16	0.52
SAST SA American Funds Global Growth Portfolio Class 3	16,853	20.38	21.12	351,472	0.91	1.40	1.75	28.83	29.28
SAST SA American Funds Growth Portfolio Class 3	5,415	21.08	21.88	117,699	0.43	1.40	1.75	25.72	26.16
SAST SA American Funds Growth-Income Portfolio Class 3	17,586	19.30	20.01	350,381	1.51	1.40	1.75	19.92	20.34
SAST SA DFA Ultra Short Bond Portfolio Class 3	45,638	9.49	9.59	435,089	0.03	1.40	1.75	-1.28	-0.94
SAST SA VCP Dynamic Allocation Portfolio Class 3	148,535	14.01	14.27	2,105,049	1.06	1.40	1.75	17.87	18.28
SAST SA VCP Dynamic Strategy Portfolio Class 3	176,845	13.78	14.03	2,458,002	1.04	1.40	1.75	16.31	16.72
T Rowe Price Blue Chip Growth Portfolio II Class	4,789	23.51	24.32	115,786	0.00	1.40	1.75	33.48	33.94
T Rowe Price Equity Income Portfolio II Class	22,555	16.31	16.90	378,224	1.50	1.40	1.75	13.73	14.13

20

FS VARIABLE ANNUITY ACCOUNT FIVE

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

(f)	A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

21

The United States Life Insurance

Company in the City of New York

(An indirect wholly owned subsidiary of American International Group, Inc.)

Statutory Financial Statements and Supplemental

Information and Report of Independent Auditors

At December 31, 2021 and 2020 and

for each of the three years ended December 31, 2021

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities	69
Supplemental Investment Risks Interrogatories	71
Supplemental Summary Investment Schedule	77
Supplemental Schedule of Reinsurance Disclosures	78

Report of Independent Auditors

To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York

Opinions

We have audited the accompanying statutory financial statements of The United States Life Insurance Company in the City of New York (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002-5021

T: (713) 356 4000, www.pwc.com/us

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of assets and liabilities, supplemental investment risk interrogatories, supplemental summary investment schedule and supplemental schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2021 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2022

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	As of December 31,
(in millions)	2021	2020

Admitted assets

Cash and invested assets

Bonds	$19,863	$19,753

Preferred stocks	9	7

Common stocks	26	26

Cash, cash equivalents and short-term investments	177	205

Mortgage loans	3,189	3,175

Contract loans	147	159

Derivatives	127	39

Securities lending reinvested collateral assets	258	297

Other invested assets	1,840	1,416

Total cash and invested assets	25,636	25,077

Amounts recoverable from reinsurers	69	54

Amounts receivable under reinsurance contracts	6	5

Current federal income tax recoverable	11	21

Deferred tax asset	131	117

Due and accrued investment income	187	198

Premiums due, deferred and uncollected	47	54

Receivables from affiliates	26	15

Other assets	21	25

Separate account assets	6,148	4,742

Total admitted assets	$32,282	$30,308

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	As of December 31,
(in millions, except per share data)	2021	2020

Liabilities

Policy reserves and contractual liabilities

Life, annuity and modco reserves	$21,439	$21,294

Liabilities for deposit-type contracts	772	775

Accident and health reserves	225	253

Premiums received in advance	1	1

Policy and contract claims	131	106

Policyholder dividends	1	2

Total policy reserves and contractual liabilities	22,569	22,431

Experience rated refund	80	77

Payable to affiliates	34	27

Interest maintenance reserve	385	307

Derivatives	-	1

Payable for securities lending	261	295

Repurchase agreements	84	95

Collateral for derivatives program	129	35

Accrued expenses and other liabilities	206	155

Net transfers from separate accounts due or accrued	(127)	(78)

Asset valuation reserve	493	431

Separate account liabilities	6,148	4,742

Total liabilities	30,262	28,518

Commitments and contingencies (see Note 20)

Capital and surplus

Common stock, $2 par value; 1,980,658 shares authorized, issued and outstanding	4	4

Gross paid-in and contributed surplus	1,913	1,913

Unassigned surplus	103	(127)

Total capital and surplus	2,020	1,790

Total liabilities and capital and surplus	$32,282	$30,308

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
(in millions)	2021	2020	2019

Revenues

Premiums and annuity considerations	$2,472	$1,684	$1,847

Net investment income	1,169	1,044	1,155

Amortization of interest maintenance reserve	32	31	30

Reserve adjustments on reinsurance ceded	(496)	(336)	(229)

Commissions and expense allowances	69	70	72

Separate account fees	138	115	86

Other income	27	28	25

Total revenues	3,411	2,636	2,986

Benefits and expenses

Death benefits	190	185	148

Annuity benefits	339	334	357

Surrender benefits	1,182	894	1,060

Other benefits	122	85	86

Change in reserves	111	406	642

Commissions	88	74	96

General insurance expenses	104	112	126

Net transfers to separate accounts	847	386	101

Other expenses	15	7	6

Total benefits and expenses	2,998	2,483	2,622
Net gain from operations before dividends to policyholders and federal income taxes	413	153	364

Dividends to policyholders	-	-	-
Net gain from operations after dividends to policyholders and before federal income taxes	413	153	364

Federal income tax expense (excluding tax on capital gains)	132	51	147
Net gain from operations	281	102	217

Net realized capital (losses) gains, net of tax	(103)	152	36

Net income	$178	$254	$253

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common Stock	Gross Paid-In and Contributed Surplus	Unassigned Surplus	Total Capital and Surplus

Balance, January 1, 2019	$4	$1,778	$(504)	$1,278

Net income	-	-	253	253

Change in net unrealized capital gains (losses)	-	-	99	99

Change in net unrealized foreign exchange capital gains (losses)	-	-	17	17

Change in deferred tax	-	-	101	101

Change in non-admitted assets	-	-	(65)	(65)

Change in asset valuation reserve	-	-	(98)	(98)

Change in surplus as a result of reinsurance	-	-	(2)	(2)

Prior period corrections	-	-	(12)	(12)

Balance, December 31, 2019	$4	$1,778	$(211)	$1,571

Net income	-	-	254	254

Change in net unrealized capital gains (losses)	-	-	(82)	(82)

Change in net unrealized foreign exchange capital gains (losses)	-	-	48	48

Change in deferred tax	-	-	34	34

Change in non-admitted assets	-	-	(38)	(38)

Change in reserve on account of change in valuation basis	-	-	(20)	(20)

Change in asset valuation reserve	-	-	49	49

Change in surplus from separate accounts	-	-	19	19

Other changes in surplus in separate accounts	-	-	(19)	(19)

Paid-in surplus	-	135	-	135

Change in surplus as a result of reinsurance	-	-	(2)	(2)

Dividends to parent	-	-	(157)	(157)

Prior period corrections	-	-	(2)	(2)

Balance, December 31, 2020	$4	$1,913	$(127)	$1,790

Net income	-	-	178	178

Change in net unrealized capital gains (losses)	-	-	200	200

Change in net unrealized foreign exchange capital gains (losses)	-	-	(46)	(46)

Change in deferred tax	-	-	50	50

Change in non-admitted assets	-	-	25	25

Change in liability for reinsurance in unauthorized and certified companies	-	-	(7)	(7)

Change in asset valuation reserve	-	-	(62)	(62)

Change in surplus from separate accounts	-	-	27	27

Other changes in surplus in separate accounts	-	-	(27)	(27)

Change in surplus as a result of reinsurance	-	-	(2)	(2)

Dividends to parent	-	-	(101)	(101)

Prior period corrections	-	-	(5)	(5)

Balance, December 31, 2021	$4	$1,913	$103	$2,020

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(in millions)	2021	2020	2019

Cash from operations

Premium and annuity considerations, collected, net of reinsurance	$1,996	$1,676	$1,804

Net investment income collected	1,062	964	1,037

Other income	(262)	(124)	(46)

Total revenue received	2,796	2,516	2,795

Benefits paid	1,811	1,356	1,694

Net transfers to separate accounts	896	365	96

Commissions and expenses paid	198	195	228

Dividends paid to policyholders	1	-	-

Federal income taxes paid	123	183	110

Total benefits and expenses paid	3,029	2,099	2,128

Net cash (used in) provided by operations	(233)	417	667

Cash from investments

Proceeds from investments sold, matured or repaid:

Bonds	4,630	3,133	3,629

Stocks	6	50	9

Mortgage loans	307	423	347

Other invested assets	587	698	432

Miscellaneous proceeds	64	131	224

Total proceeds from investments sold, matured or repaid	5,594	4,435	4,641

Cost of investments acquired:

Bonds	4,042	3,655	3,994

Stocks	2	17	7

Mortgage loans	325	381	673

Other invested assets	829	521	551

Miscellaneous purchases	76	203	90

Total cost of investments acquired	5,274	4,777	5,315

Net adjustment in contract loans	(12)	(11)	(7)

Net cash provided by (used in) investing activities	332	(331)	(667)

Cash from financing and miscellaneous sources

Cash provided (applied):

Capital and paid-in surplus	(2)	133	(2)

Net (withdrawals from) deposits on deposit-type contracts	(2)	121	106

Dividends to Parent	(101)	(157)	-

Other, net	(22)	(94)	(160)

Net cash (used) provided in financing and miscellaneous activities	(127)	3	(56)
Net (decrease) increase in cash, cash equivalents and short-term investments	(28)	89	(56)

Cash, cash equivalents and short-term investments at beginning of year	205	116	172

Cash, cash equivalents and short-term investments at end of year	$177	$205	$116

Non-cash activities, excluded from above:

Non-cash pension risk transfer premiums	$480	$-	$-

Non-cash premiums transfer from AGL	4	-	-

Non-cash transfer from common stocks to other invested assets	3	20	-

Non-cash transfer from other invested assets to mortgage loans	2	-	-

Non-cash transfer from mortgage loans to other invested assets	-	142	27

Non-cash transfer from other invested assets to common stocks	-	-	23

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York (USL or the Company) is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), which is a wholly owned subsidiary of AIG Life Holdings, Inc. (AIG Life Holdings). AIG Life Holdings is wholly owned by Corebridge Financial Inc. (Corebridge), formerly SAFG Retirement Services, Inc. (SAFG), which is a direct subsidiary of American International Group, Inc. (AIG). AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in approximately 70 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of its consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of New York and is subject to regulation by the New York State Department of Financial Services (NYDFS). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. The Company is also licensed in the U.S. Virgin Islands.

The Company offers a broad portfolio of individual fixed and variable annuity and life insurance products. In October 2016, the Company made a strategic decision to refocus its group benefits business, which included the decision to cease quoting new business in the employer and voluntary group benefits lines and seek strategic alternatives for group products distributed through sponsored organizations such as professional and affinity associations.

The Company’s fixed annuity products include single premium fixed annuities, immediate annuities and deferred income annuities. The Company’s variable annuity products include variable annuities that offer a combination of growth potential, death benefit features and income protection features. The Company’s fixed index annuities include products that provide growth potential based in part on the performance of a market index, and certain of the Company’s fixed index annuity products offer optional income protection features. The Company’s distribution channels include banks, wirehouses, broker dealers, independent marketing organizations and independent insurance agents.

The Company’s individual life insurance products are primarily term life and universal life insurance, distributed through independent marketing organizations, independent insurance agents, financial advisors and direct marketing.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company’s insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company’s portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

NYDFS recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under New York Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York. The State of New York has the right to permit other specific practices that deviate from prescribed practices.

The Company does not employ any prescribed or permitted accounting practices that differ from the NAIC SAP.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the NYDFS requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments (OTTI);

•	estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (IAO) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed

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by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures captured in scope of this statement, that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

RBC charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. NAIC designations are determined through a financial modeling process conducted by BlackRock, direct analysis via the NAIC’s IAO or other protocols prescribed by the NAIC including internal assignment of Z, 5GI or 6*. Residual tranches, as defined in Statement of Statutory Accounting Principle (SSAP) 43-Revised “Loan-Backed and Structured Securities”, are reported as NAIC 6*.

Short sale is the sale of a security which is not owned by the company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in SSAP No. 103 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Redeemable preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other redeemable preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks shall be valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which audited U.S. GAAP financial statements are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service

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coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Hedge accounting was not used for any derivative instruments in 2021 or 2020.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets amounted to $588 million and $613 million at December 31, 2021 and 2020, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for

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variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under subsection 21 of the Valuation Manual (“VM-21”) for 2020 and subsequent years, and under Actuarial Guideline 43 (AG 43) for prior years. Reserves for variable universal life accounts are provided in accordance subsection 20 of the Valuation Manual (“VM-20”) for new business issued in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (CRVM) for policies issued prior to 2020. Separate accounts may also include deposits for funds held under stable value wrap funding agreements, although the majority of stable value wrap sales are measured based on the notional amount included in assets under management and do not include the receipt of funds.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the NYDFS.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (CRVM). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and for traditional life insurance returns any portion of the final premium for periods beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $1.4 billion at December 31, 2021.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements for 2020 and subsequent years are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020.    Prior to 2020, AG 43 required the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with GMDB. These reserves were derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and were based on prudent estimate assumptions. In addition, a deterministic valuation was also performed using assumptions prescribed in AG 43. The greater of these two reserve balances was the AG 43 reserve. However, the Company was previously holding reserves at the C3 Phase II Total Asset Requirement level, which was higher than the AG 43 amount.

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Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

The Company had $4.7 billion of insurance in-force and $238 million of reserves as of December 31, 2021, and $7.0 billion of insurance in-force and $220 million of reserves as of December 31, 2020, for which the gross premiums are less than the net premiums according to the standard of valuation set by the NYDFS.

The liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

In addition, an extra mortality reserve is held for ordinary life insurance policies classified as group conversions, equal to the excess, if any, of a substandard reserve over a standard reserve based on mortality rates appropriately increased over the standard class mortality rates.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

For long-term disability products, disabled life reserves were established using the 1964 Commissioner’s Disability Table for claims incurred prior to January 1, 1989, and the 1987 Commissioner’s Group Disability Table for claims incurred January 1, 1989 and later, at an interest rate equal to the Single Premium Immediate Annuity rate (based on year incurred) less 1 percent.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG or its subsidiaries is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

Substantive changes were made to SSAP 32R, Preferred Stocks effective January 1, 2021, that required all perpetual preferred stocks to be reported at fair value. Prior to this change, perpetual preferred stocks with NAIC designations of “1” through “3” were carried at amortized cost. All other perpetual preferred stocks were stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus.

Accounting Change / Reserve PBR (VM-20 and VM-21)

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (CRVM). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in subsection 21 of the Valuation Manual (“VM-21”), “Requirements for Principle-Based Reserves for Variable Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Under VM-21, these reserves are generally more sensitive to changes in interest rates. The impact of the implementation of New York Rule 213 (NY’s version of VM-21) was $(20) million.

There were no other new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2021, one out-of-period error due to an understated model of economic hedge targeting was identified and corrected, which decreased unassigned surplus by $5 million. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

In 2020, two out-of-period errors were identified and corrected relating to annuity reserves which decreased unassigned surplus by $2 million. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

In 2019, two out-of-period errors were identified and corrected, which decreased unassigned surplus by $12 million. The most significant of these was a decrease in reserve adjustments on reinsurance ceded due to a private placement cash issue. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

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Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, effective January 1, 2020, the Company adopted the new accounting standard for current expected credit losses (CECL). This standard requires an allowance for credit losses based on the expectation of lifetime credit losses. Prior to the adoption of CECL, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan’s original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings for equity securities previously designated as available-for-sale and through net income for equity securities measured at fair value at the Company’s election.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index features in certain indexed universal life and fixed index annuity contracts and certain guaranteed features of variable and fixed index annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any negative IMR, agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the Commissioners’ Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

December 31, 2021

Bonds:

U.S. government obligations	$291	$67	$-	$358

All other governments	752	50	(11)	791

States, territories and possessions	106	15	-	121

Political subdivisions of states, territories and possessions	44	8	-	52

Special revenue	1,151	139	(1)	1,289

Industrial and miscellaneous	17,137	1,518	(107)	18,548

Hybrid securities	74	13	-	87

Bank loans	308	1	(3)	306

Total bonds	19,863	1,811	(122)	21,552

Preferred stock	9	-	-	9

Common stock	26	-	-	26

Total equity securities	35	-	-	35

Total	$19,898	$1,811	$(122)	$21,587

December 31, 2020

Bonds:

U.S. government obligations	$346	$99	$-	$445

All other governments	475	80	(2)	553

States, territories and possessions	110	22	-	132

Political subdivisions of states, territories and possessions	43	11	-	54

Special revenue	1,324	197	-	1,521

Industrial and miscellaneous	16,905	2,225	(65)	19,065

Hybrid securities	98	21	(1)	118

Bank loans	452	1	(11)	442

Total bonds	19,753	2,656	(79)	22,330

Preferred stock	7	1	-	8

Common stock	26	-	-	26

Total equity securities	33	1	-	34

Total	$19,786	$2,657	$(79)	$22,364

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

December 31, 2021

Bonds:

U.S. government obligations	$165	$(6)	$38	$(5)	$203	$(11)

Political subdivisions of states, territories and possessions	5	-	-	-	5	-

Special revenue	79	(1)	4	-	83	(1)

Industrial and miscellaneous	2,585	(48)	963	(70)	3,548	(118)

Hybrid securities	20	-	-	-	20	-

Bank loans	125	(1)	99	(2)	224	(3)

Total bonds	2,979	(56)	1,104	(77)	4,083	(133)

Preferred stock	2	-	-	-	2	-

Total equity securities	2	-	-	-	2	-

Total	$2,981	$(56)	$1,104	$(77)	$4,085	$(133)

December 31, 2020

Bonds:

U.S. government obligations	$16	$-	$-	$-	$16	$-

All other governments	2	-	11	(1)	13	(1)

Special revenue	4	-	-	-	4	-

Industrial and miscellaneous	1,328	(39)	395	(29)	1,723	(68)

Hybrid securities	6	(1)	2	-	8	(1)

Bank loans	284	(12)	-	-	284	(12)

Total bonds	1,640	(52)	408	(30)	2,048	(82)

Preferred stock	-	-	-	-	-	-

Total equity securities	-	-	-	-	-	-

Total	$1,640	$(52)	$408	$(30)	$2,048	$(82)

At December 31, 2021 and 2020, the number of bonds and equity securities in an unrealized loss position was 1,178 and 419, respectively. Bonds comprised 1,175 of the total of which 290 were in a continuous loss position greater than 12 months at December 31, 2021. Bonds comprised 418 of the total of which 88 were in a continuous loss position greater than 12 months at December 31, 2020.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2021 and 2020, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value

December 31, 2021

Due in one year or less	$395	$401

Due after one year through five years	1,948	2,027

Due after five years through ten years	3,660	3,875

Due after ten years	9,367	10,500

LBaSS	4,536	4,790

Total	$19,906	$21,593

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $106 million and $61 million at December 31, 2021 and 2020, respectively which is the fair value. At December 31, 2021 and 2020, the Company had no income excluded from due and accrued for bonds.

At December 31, 2021, the Company’s bond portfolio included bonds totaling $1.0 billion not rated investment grade by the NAIC guidelines (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 12 industries. At December 31, 2020, the Company’s bond portfolio included bonds totaling $1.0 billion not rated investment grade by the NAIC guidelines (categories 3-6). These bonds accounted for 5 percent of the Company’s total assets and 6 percent of invested assets. These below investment grade securities, excluding structured securities, span across 13 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2021	2020
Consumer Noncyclical	17.9%	20.9%
Consumer Cyclical	16.2	13.5

Energy	12.9	15.4

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2021		December 31, 2020
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value

Loan-backed and structured securities	$4,536	$4,790	$4,914	$5,276

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

At December 31, 2021 and 2020, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2021 and 2020, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2021, 2020 and 2019, the Company recognized total OTTI of $1 million, $14 million and $13 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2021 and 2020, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

December 31, 2021

LBaSS	$786	$(9)	$147	$(17)	$933	$(26)

December 31, 2020

LBaSS	$709	$(22)	$274	$(12)	$983	$(34)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2021	2020
Balance, beginning of year	$232	$222

Increases due to:

Credit impairment on new securities subject to impairment losses	-	3

Additional credit impairment on previously impaired investments	1	11

Reduction due to:

Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	29	4

Balance, end of year	$204	$232

See Note 22 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2021.

Mortgage Loans

Mortgage loans had outstanding principal balances of $3.2 billion and $3.2 billion at December 31, 2021 and 2020, respectively. Contractual interest rates range from 1.5 percent to 10.3 percent. The mortgage loans at December 31, 2021 had maturity dates ranging from 2022 to 2055.

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2021	2020

Geographic distribution:

Mid-Atlantic	32.9%	33.4%

Pacific	15.9	17.1

Foreign	15.6	13.5

South Atlantic	11.7	11.6

East North Central	8.0	8.1

West South Central	7.2	6.0

New England	4.5	4.4

Mountain	2.1	3.5

East South Central	1.5	1.8

West North Central	0.6	0.6

Total	100.0%	100.0%

Property type distribution:

Multi-family	38.7%	37.6%

Office	26.4	24.2

Retail	12.0	13.6

Industrial	16.3	15.7

Hotel/motel	3.6	4.0

Other	3.0	4.9

Total	100.0%	100.0%

At December 31, 2021, there were 52 mortgage loans with outstanding balances of $20 million or more which represented approximately 58 percent of the portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2021 and 2020:

	Years Ended December 31,
	2021		2020
(in millions)	Maximum	Minimum	Maximum	Minimum
Multi-family	6.18%	2.89%	6.02%	3.32%
Retail	5.65	5.65	-	-
Office	4.35	2.40	4.50	1.75
Industrial	4.00	2.35	4.00	2.80
Hotel/Motel	6.00	-	12.00	4.25

Other	4.24	2.27	5.28	2.94

The Company reduced the interest rate on one loan during 2021 and 2020.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 82.0 percent and 115.0 percent in 2021 and 2020, respectively.

At December 31, 2021, the Company held $60 million in impaired mortgages with $20 million of related allowances for credit losses and $40 million in impaired loans without a related allowance. At December 31, 2020, the Company held $59 million in impaired mortgages with $25 million of related allowances for credit losses and $34 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $84 million and $59 million, at December 31, 2021 and 2020, respectively. The Company recognized interest income from impaired loans of $1 million, $1 million and $1 million in 2021, 2020 and 2019, respectively. The Company recognizes interest income on its impaired mortgage loans upon receipt.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2021	2020	2019
Balance, beginning of year	$37	$36	$22

(Reductions) additions charged to unrealized capital loss	(6)	13	14

Direct write-downs charged against allowance	-	(12)	-

Balance, end of year	$31	$37	$36

During 2021, the Company did not derecognize any mortgage loans and did not recognize any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2021	2020
Current	$3,165	$3,168
30 - 59 days past due	24	-

90 - 179 days past due	-	7

Total	$3,189	$3,175

At December 31, 2021 and 2020, the Company had mortgage loans outstanding under participant or co-lender agreements of $2.7 billion and $2.6 billion, respectively.

In addition, the Company had $61 million and $59 million in restructured loans at December 31, 2021 and 2020, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2021:

(in millions)	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets

a. above 95%	$-	-%	$23	0.10%	$-	-%

b. 91% to 95%	-	-	-	-	-	-

c. 81% to 90%	2	-	40	0.20	-	-

d. 71% to 80%	15	0.10	228	0.90	-	-

e. below 70%	79	0.30	2,802	10.70	-	-

Troubled Debt Restructuring

At both December 31, 2021 and 2020, the Company held no restructured debt for which impairment was recognized. The Company had $1 million in outstanding commitments at December 31, 2021 to debtors that hold loans with restructured terms. The Company had no outstanding commitments at December 31, 2020 to debtors that hold loans with restructured terms.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The Company had no investment in real estate at December 31, 2021, 2020 and 2019.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2021	2020
Investments in limited liability companies	$357	$140
Investments in limited partnerships	1,089	795
Other unaffiliated investments	362	427
Receivable for securities	6	26
Cash collateral on derivatives	29	31

Non-admitted assets	(3)	(3)

Total	$1,840	$1,416

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $226 million and $179 million at December 31, 2021 and 2020, respectively. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures and partnerships of $12 million during 2021. The Company recorded impairment write-downs in joint ventures and partnerships of $3 million during 2020.

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2021	2020	2019
Bonds	$880	$880	$960
Common stocks	1	1	1
Cash and short-term investments	4	5	11
Mortgage loans	140	143	151
Contract loans	9	10	11
Derivatives	42	(13)	24
Investment income from affiliates	18	3	1

Other invested assets	104	45	29
Gross investment income	1,198	1,074	1,188

Investment expenses	(29)	(30)	(33)

Net investment income	$1,169	$1,044	$1,155

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years Ended December 31,
(in millions)	2021	2020	2019
Bonds	$139	$74	$54
Common stocks	1	45	17
Cash and short-term investments	1	-	-
Mortgage loans	-	(12)	(8)
Derivatives	(159)	56	20

Other invested assets	28	123	27
Realized capital gains	10	286	110
Federal income tax expense	(2)	(60)	(23)

Net gains transferred to IMR	(111)	(74)	(51)

Net realized capital (losses) gains	$(103)	$152	$36

During 2021, 2020 and 2019, the Company recognized $3 million, $17 million and $19 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years Ended December 31,
(in millions)	2021	2020	2019
Proceeds	$2,452	$1,610	$1,691
Gross realized capital gains	$130	$184	$117

Gross realized capital losses	(27)	(60)	(43)

Net realized capital gains	$103	$124	$74

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years Ended December 31,
(in millions)	2021	2020	2019
Bonds	$(39)	$24	$6
Preferred and common stocks	-	(145)	144
Mortgage loans	(7)	20	2
Derivatives	63	11	(26)
Other invested assets	178	47	20

Federal income tax (expense) benefit	(41)	9	(30)

Net change in unrealized gains (losses) of investments	$154	$(34)	$116

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2021	2020	2021	2020	2021	2020
Bonds -AC	1	5	$-	$82	$-	$83
LB&SS -AC	2	3	2	26	2	28
Preferred Stock -AC	-	-	-	-	-	-

Preferred Stock -FV	-	-	-	-	-	-

Total	3	8	$2	$108	$2	$111

AC-Amortized Cost

FV-Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

At December 31, 2021 and 2020, the Company had bonds loaned with a fair value of approximately $253 million and $290 million pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2021	2020
30 days or less	$62	$53
31 to 60 days	131	99

61 to 90 days	68	143
Subtotal	261	295

Securities collateral received	-	-

Total collateral received	$261	$295

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2021		December 31, 2020
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open positions	$258	$258	$297	$297
Subtotal	258	258	297	297

Securities collateral received	-	-	-	-

Total collateral reinvested	$258	$258	$297	$297

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Repurchase Agreements

At December 31, 2021 and 2020, bonds with a fair value of approximately $85 million and $97 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2021	2020
Open positions	$-	$-
30 days or less	45	66
31 to 60 days	26	-
61 to 90 days	-	-

Greater than 90 days	14	29
Subtotal	85	95

Securities collateral received	-	-

Total collateral received	$85	$95

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2021:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Open - No Maturity	$1	$2	$10	$2

2. Overnight	38	7	22	-

3. 2 Days to 1 Week	102	19	53	-

4. > 1 Week to 1 Month	85	86	88	83

5. > 1 Month to 3 Months	-	59	-	83

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

b. Ending Balance

1. Open - No Maturity	$1	$2	$2	$2

2. Overnight	-	-	-	-

3. 2 Days to 1 Week	26	19	-	-

4. > 1 Week to 1 Month	59	64	88	83

5. > 1 Month to 3 Months	-	-	-	-

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

The following table presents the Company’s liability to return collateral for the year ended December 31, 2021:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Cash (Collateral - All)	$227	$175	$173	$168

2. Securities Collateral (FV)	-	-	-	-

b. Ending Balance

1. Cash (Collateral - All)	$87	$86	$90	$84

2. Securities Collateral (FV)	-	-	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2021		December 31, 2020
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open positions	$78	$85	$84	$97

Greater than three years	-	-	-	-

Subtotal	78	85	84	97

Securities collateral received	-	-	-	-

Total collateral reinvested	$78	$85	$84	$97

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2021:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. BACV	$-	$-	$-	$-

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	-	-	-	-

b. Ending Balance

1. BACV	$85	$84	$82	$78

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	87	91	88	85

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2021:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3

Ending Balance

a. Bonds - BACV	$-	$57	$20	$2

b. Bonds - FV	-	62	21	2

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	-	57	20	2

q. Total Assets - FV	-	62	21	2

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted

Ending Balance

a. Bonds - BACV	$-	$-	$-	$-

b. Bonds - FV	-	-	-	-

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	-	-	-	-

q. Total Assets - FV	-	-	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2021	2020
On deposit with states	$16	$16
Securities lending	214	204
Collateral held on securities lending	260	295
FHLB stock and collateral pledged	363	518
Subject to repurchase agreements	78	84

Collateral for derivatives	30	30

Total	$961	$1,147

6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date

December 31, 2021

In general account:

RMBS	$181	$182	$206	$(2)

CDOs	612	605	619	-

Total subprime exposure	$793	$787	$825	$(2)

December 31, 2020

In general account:

RMBS	$208	$206	$232	$(2)

CDOs	300	298	321	(3)

Total subprime exposure	$508	$504	$553	$(5)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. The Company has determined that its derivative financial instruments do not qualify for hedge accounting. As a result, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $63 million in 2021, an unrealized capital gain of $11 million in 2020 and an unrealized capital loss of 26 million in 2019, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year ended 2021, as a result of increases in fair values of derivatives covered by ISDA Master Agreements and Credit Support Annex provisions. At December 31, 2021, the Company held collateral for derivatives of $129 million, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds.    The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2021			December 31, 2020
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value

Assets:

Interest rate contracts	$2,764	$60	$60	$1,237	$43	$43

Foreign exchange contracts	653	41	41	378	19	19

Equity contracts	1,566	121	121	1,057	139	139

Derivative assets, gross	4,983	222	222	2,672	201	201

Counter party netting	-	(95)	(95)	-	(162)	(162)

Derivative assets, net	$4,983	$127	$127	$2,672	$39	$39

Liabilities:

Interest rate contracts	$327	$2	$2	$1,267	$24	$24

Foreign exchange contracts	760	10	10	771	31	31

Equity contracts	814	83	83	1,157	108	108

Derivative liabilities, gross	1,901	95	95	3,195	163	163

Counter party netting	-	(95)	(95)	-	(162)	(162)

Derivative liabilities, net	$1,901	$-	$-	$3,195	$1	$1

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2021		December 31, 2020
(in millions)	Assets	Liabilities	Assets	Liabilities

Gross amount recognized	$222	$(95)	$201	$(163)

Amount offset	(95)	95	(162)	162

Net amount presented in the Statement of Admitted

Assets, Liabilities, and Capital and Surplus	$127	$-	$39	$(1)

8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2021		December 31, 2020
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date

Derivative assets:

Interest rate contracts	$2,764	2061	$1,237	2060

Foreign exchange contracts	653	2049	378	2048

Equity contracts	1,566	2022	1,057	2021

Derivative liabilities:

Interest rate contracts	327	2027	1,267	2051

Foreign exchange contracts	760	2056	771	2056

Equity contracts	814	2022	1,157	2021

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The credit exposure to the Company’s derivative contracts aggregated $77 million and $79 million at December 31, 2021 and 2020, respectively.

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3

December 31, 2021

Assets:

Bonds	$21,516	$19,827	$-	$18,737	$2,779

Preferred stocks	7	7	-	7	-

Common stocks	18	18	-	18	-

Cash, cash equivalents and short-term investments	177	177	134	43	-

Mortgage loans	3,370	3,189	-	-	3,370

Contract loans	147	147	-	-	147

Receivables for securities	6	6	-	6	-

Securities lending reinvested collateral assets	258	258	-	258	-

Separate account assets	1,191	1,191	-	1,191	-

Liabilities:

Policy reserves and contractual liabilities	659	507	-	12	647

Payable for securities	26	26	-	26	-

Payable for securities lending	261	261	-	261	-

December 31, 2020

Assets:

Bonds	$22,312	$19,735	$-	$19,481	$2,831

Preferred stocks	8	7	2	6	-

Common stocks	19	19	-	19	-

Cash, cash equivalents and short-term investments	205	205	43	162	-

Mortgage loans	3,429	3,175	-	-	3,429

Contract loans	159	159	-	-	159

Receivables for securities	26	26	-	26	-

Securities lending reinvested collateral assets	297	297	-	297	-

Separate account assets	375	375	-	375	-

Liabilities:

Policy reserves and contractual liabilities	692	515	-	15	677

Payable for securities	22	22	-	22	-

Payable for securities lending	295	295	-	295	-

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2021
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$-	$36	$-	$36
Total bonds	-	-	36	-	36
Preferred stock
Industrial and miscellaneous	-	-	2	-	2
Total preferred stock	-	-	2	-	2
Derivative assets:
Interest rate contracts	-	60	-	-	60
Foreign exchange contracts	-	41	-	-	41
Equity contracts	1	120	-	-	121
Counterparty netting	-	-	-	(95)	(95)
Total derivative assets	1	221	-	(95)	127
Separate account assets	4,052	905	-	-	4,957
Total assets at fair value	$4,053	$1,126	$38	$(95)	$5,122
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$-	$2	$-	$-	$2
Foreign exchange contracts	-	10	-	-	10
Equity contracts	-	83	-	-	83
Counterparty netting	-	-	-	(95)	(95)
Total derivative liabilities	-	95	-	(95)	-
Total liabilities at fair value	$-	$95	$-	$(95)	$-
December 31, 2020
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$3	$1	$-	$4
Bank loans	-	14	-	-	14
Total bonds	-	17	1	-	18
Derivative assets:
Interest rate contracts	-	43	-	-	43
Foreign exchange contracts	-	19	-	-	19
Equity contracts	1	138	-	-	139
Counterparty netting	-	-	-	(162)	(162)
Total derivative assets	1	200	-	(162)	39
Separate account assets	3,706	661	-	-	4,367
Total assets at fair value	$3,707	$878	$1	$(162)	$4,424
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$-	$24	$-	$-	$24
Foreign exchange contracts	-	31	-	-	31
Equity contracts	2	106	-	-	108
Counterparty netting	-	-	-	(162)	(162)
Total derivative liabilities	2	161	-	(162)	1
Total liabilities at fair value	$2	$161	$-	$(162)	$1

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Total Assets

Balance, January 1, 2020	$1	$-	$-	$1

Total realized/unrealized capital gains or losses:

Included in net income	(1)	-	-	(1)

Included in surplus	1	-	-	1

Purchases, issuances and settlements	-	-	-	-

Transfers into Level 3	6	-	5	11

Transfers out of Level 3	(6)	-	(5)	(11)

Balance, December 31, 2020	$1	$-	$-	$1

Total realized/unrealized capital gains or losses:

Included in net income	1	-	1	2

Included in surplus	(1)	-	-	(1)
Purchases, issuances and settlements	33	2	(1)	34
Transfers into Level 3	2	-	-	2

Transfers out of Level 3	-	-	-	-

Balance, December 31, 2021	$36	$2	$-	$38

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2021 and 2020, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2021 and 2020 may include changes in fair value that were attributable to both observable inputs (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2021.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total

December 31, 2021
Derivative assets at fair value	$1	$221	$-	$222
Derivative liabilities at fair value	-	95	-	95

December 31, 2020
Derivative assets at fair value	$1	$200	$-	$201
Derivative liabilities at fair value	2	161	-	163

10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2021	2020
Life insurance	$3,417	$3,447
Annuities (excluding supplementary contracts with life contingencies)	16,246	16,051
Supplementary contracts with life contingencies	126	97
Disability - active lives	2	2
Disability - disabled lives	59	64
Excess of VM-21 reserves over basic reserves	138	214
Deficiency reserves	238	220

Other miscellaneous reserve	1,466	1,515

Gross life and annuity reserves	21,692	21,610
Reinsurance ceded	(253)	(316)

Net life and annuity reserves	21,439	21,294

Accident and health reserves
Unearned premium reserves	9	10
Present value of amounts not yet due on claims	191	220
Additional contract reserves	41	41

Gross accident and health reserves	241	271
Reinsurance ceded	(17)	(18)

Net accident and health reserves	224	253

Aggregate policy reserves	$21,663	$21,547

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2021
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$2,300	$-	$-	$2,300	11.80%
b. At book value less current surrender
charge of 5% or more	2,939	-	-	2,939	15.08%
c. At fair value	-	-	4,827	4,827	24.77%
d. Total with market adjustment or at fair value	5,239	-	4,827	10,066	51.65%
e. At book value without adjustment
(minimal or no charge or adjustment)	6,617	-	-	6,617	33.94%
(2) Not subject to discretionary withdrawal	2,807	-	1	2,808	14.41%
(3) Total (gross: direct + assumed)	$14,663	$-	$4,828	$19,491	100.00%
(4) Reinsurance ceded	-	-	-	-
(5) Total (net)* (3) - (4)	$14,663	$-	$4,828	$19,491
(6) Amount included in A(1)b above that will move
to A(1)e in the year after statement date:	$490	$-	$-	$490
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B. Group Annuities:

	December 31, 2021
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$1	$-	$-	$1	0.04%
b. At book value less current surrender
charge of 5% or more	-	-	-	-	-%
c. At fair value	-	-	3	3	0.11%
d. Total with market adjustment or at fair value	1	-	3	4	0.15%
e. At book value without adjustment
(minimal or no charge or adjustment)	515	-	-	515	18.05%
(2) Not subject to discretionary withdrawal	1,194	1,140	-	2,334	81.80%
(3) Total (gross: direct + assumed)	$1,710	$1,140	$3	$2,853	100.00%
(4) Reinsurance ceded	-	-	-	-
(5) Total (net)* (3) - (4)	$1,710	$1,140	$3	$2,853
(6) Amount included in B(1)b above that will move
to B(1)e in the year after statement date:	$-	$-	$-	$-
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):

	December 31, 2021
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$-	$-	$-	$-	-%
b. At book value less current surrender
charge of 5% or more	-	-	-	-	-%
c. At fair value	-	-	-	-	-%
d. Total with market adjustment or at fair value	-	-	-	-	-%
e. At book value without adjustment
(minimal or no charge or adjustment)	20	-	-	20	2.66%
(2) Not subject to discretionary withdrawal	731	-	1	732	97.34%
(3) Total (gross: direct + assumed)	$751	$-	$1	$752	100.00%
(4) Reinsurance ceded	-	-	-	-
(5) Total (net)* (3) - (4)	$751	$-	$1	$752
(6) Amount included in C(1)b above that will move
to C(1)e in the year after statement date:	$-	$-	$-	$-
* Represents annuity reserves reported in separate accounts liabilities.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2021:

	December 31, 2021
	General Account			Separate Account - Nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term policies with cash value	$-	$7	$20	$-	$-	$-
(2) Universal life	1,230	1,220	1,282	-	-	-
(3) Universal life with secondary guarantees	139	124	655	-	-	-
(4) Indexed universal life	7	7	7	-	-	-
(5) Indexed universal life with secondary guarantees	41	26	57	-	-	-
(6) Indexed life	-	-	-	-	-	-
(7) Other permanent cash value life insurance	55	352	396	12	12	12
(8) Variable life	-	-	-	-	-	-
(9) Variable universal life	1	1	1	14	14	14
(10) Miscellaneous reserves	-	-	-	-	-	-
B. Not subject to discretionary withdrawal or no cash values
(1) Term policies without cash value	XXX	XXX	$999	XXX	XXX	$-
(2) Accidental death benefits	XXX	XXX	-	XXX	XXX	-
(3) Disability - active lives	XXX	XXX	2	XXX	XXX	-
(4) Disability - disabled lives	XXX	XXX	59	XXX	XXX	-
(5) Miscellaneous reserves	XXX	XXX	318	XXX	XXX	-
C. Total (gross: direct + assumed)	$1,473	$1,737	$3,796	$26	$26	$26
D. Reinsurance ceded	63	55	253	-	-	-
E. Total (net) (C) - (D)	$1,410	$1,682	$3,543	$26	$26	$26

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate accounts. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative.

The separate accounts also include a funding agreement, which provides a stable value protection feature on the assets held within the account.

The Company does not engage in securities lending transactions within the separate accounts.

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The following table presents separate account assets by product or transaction:

	December 31, 2021		December 31, 2020
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$4,982	$-	$4,328	$-
Variable life	26	-	23	-

Terminal funding	1,140	-	391	-

Total	$6,148	$-	$4,742	$-

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2021 and 2020 is $49 million and $104 million, respectively.

There was no separate account business seed money at December 31, 2021 and 2020.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account

2021	$53	$1

2020	45	-

2019	37	-

2018	30	-

2017	27	-

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non- guaranteed Separate Accounts	Total

December 31, 2021

Premiums, considerations or deposits	$-	$-	$-	$1,178	$1,178

Reserves for accounts with assets at:
Market value	$-	$-	$-	$4,863	$4,863

Amortized costs	-	1,139	-	-	1,139

Total reserves	$-	$1,139	$-	$4,863	$6,002

By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$-	$1,139	$-	$-	$1,139

At market value	$-	$-	$-	$4,861	$4,861

Subtotal	-	1,139	-	4,861	6,000

Not subject to discretionary withdrawal	-	-	-	2	2

Total reserves	$-	$1,139	$-	$4,863	$6,002

December 31, 2020

Premiums, considerations or deposits	$-	$-	$-	$595	$595

Reserves for accounts with assets at:
Market value	$-	$-	$-	$4,274	$4,274

Amortized costs	-	391	-	-	391

Total reserves	$-	$391	$-	$4,274	$4,665

By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$-	$391	$-	$-	$391

At market value	$-	$-	$-	$4,272	$4,272

Subtotal	-	391	-	4,272	4,663

Not subject to discretionary withdrawal	-	-	-	2	2

Total reserves	$-	$391	$-	$4,274	$4,665

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years ended December 31,
(in millions)	2021	2020	2019
Transfers to separate accounts	$1,178	$595	$305

Transfers from separate accounts	(331)	(209)	(204)
Net transfers to separate accounts	847	386	101

Reconciling adjustments:

Deposit-type contracts	-	-	-

Total reconciling adjustments	-	-	-

Transfers as reported in the Statutory Statements of Operations	$847	$386	$101

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $138 million and $214 million at December 31, 2021 and 2020, respectively.

GMDB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $7 million and $8 million at December 31, 2021 and 2020, respectively.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $32 million and $87 million at December 31, 2021 and 2020, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

13. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented 10.8 percent and 13.2 percent of gross insurance in-force at December 31, 2021 and 2020, respectively. Policyholder dividends for the years ended December 31, 2021 and 2020 were immaterial.

14. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2021		December 31, 2020
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$-	$-	$-	$-

Ordinary renewal	10	44	15	51

Total	$10	$44	$15	$51

15. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed and reserves on reinsurance assumed were not significant in 2021, 2020 or 2019. Reinsurance premiums ceded in 2021, 2020 and 2019 were $205 million, $210 million and $214 million, respectively. The reserve credit taken on reinsurance ceded was $270 million and $334 million at December 31, 2021 and 2020, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2021 and 2020, the Company’s reinsurance recoverables were $69 million and $54 million, respectively.

The NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs.

The Company manages the capital impact of statutory reserve requirements under Regulation XXX through intercompany reinsurance. The Company has a coinsurance/modified coinsurance agreement (the Co/Modco Agreement) with AIG Life of Bermuda, Ltd. (AIGB), an affiliated offshore life insurer. Under the Co/Modco Agreement, AIGB reinsures a 90 percent quota share of the Company’s net liability on term life contracts issued by the Company with issue dates on or after March 1, 2002 through August 1, 2009. AIGB is a Bermuda licensed insurer but is not licensed to transact insurance or reinsurance, nor is accredited as a reinsurer in the State of New York. At December 31, 2021 and 2020, the Company did not report any liabilities for unauthorized reinsurance, as the coinsurance reserves ($158 million and $210 million, respectively) ceded to AIGB were fully secured by letters of credit. These letters of credit, secured by AIGB for the benefit of the Company, contain applicable provisions required by NAIC SAP and are subject to reimbursement by AIG in the event of a drawdown. In addition, there are certain terms and conditions regarding events of default, which if triggered by future AIG events, would require the Company to pursue a variety of remedies to preserve the amount of the reserve credit. Pursuant to the modified coinsurance portion of the Co/Modco

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Agreement, the Company does not record a reserve credit since it retains, controls, and owns all assets held in relation to the modified coinsurance reserve.

The Co/Modco Agreement decreased the Company’s pre-tax earnings by $68 million, $47 million and $42 million in 2021, 2020 and 2019, respectively. The agreement is unlimited in duration, but was amended to terminate for new business issued on and after August 1, 2009.

In 2021, the Company commuted reinsurance treaties with non-affiliated reinsurers, which resulted in an increase in the Company’s pre-tax earnings of less than $1 million. No treaties with non-affiliated reinsurers were commuted in 2020 or 2019.

AIG established Fortitude Reinsurance Company, Ltd. (“Fortitude Re”), a wholly owned subsidiary of Fortitude Group Holdings, LLC (“Fortitude Holdings”), in 2018 in a series of reinsurance transactions related to certain of AIG’s legacy operations. In February 2018, The Company and its affiliates, American General Life Insurance Company (AGL) and Variable Annuity Life Insurance Company, entered into modified coinsurance (“modco”) agreements with Fortitude Re. On July 1, 2020, The Company and AGL amended the modco agreements. Under the terms of the amendment, certain business ceded to Fortitude Re was recaptured and certain additional business was ceded to Fortitude Re.

In November 2018, AIG sold a 19.9% ownership interest in Fortitude Holdings to TC Group Cayman Investments Holdings, L.P. (“TCG”), an affiliate of Carlyle. On June 2, 2020, AIG completed the sale of a majority of the interests in Fortitude Holdings to Carlyle FRL, L.P. (“Carlyle FRL”), an investment fund advised by an affiliate of The Carlyle Group Inc. (“Carlyle”), and T&D United Capital Co., Ltd. (“T&D”), a subsidiary of T&D Holdings, Inc., under the terms of a membership interest purchase agreement entered into on November 25, 2019 by and among AIG, Fortitude Holdings, Carlyle FRL, Carlyle, T&D and T&D Holdings, Inc. (the “Majority Interest Fortitude Sale”). As a result of completion of the Majority Interest Fortitude Sale, Carlyle FRL purchased from AIG a 51.6% ownership interest in Fortitude Holdings and T&D purchased from AIG a 25% ownership interest in Fortitude Holdings; AIG retained a 3.5% ownership interest in Fortitude Holdings and one seat on its Board of Managers. On October 1, 2021, AIG, contributed its remaining 3.5% ownership interest in FGH Parent, L.P., to Corebridge. As of the closing of the Majority Interest Fortitude Sale, these reinsurance transactions are no longer considered affiliated transactions.

Following closing, in the second quarter of 2020, AIG contributed $135 million of the proceeds of the Majority Interest Fortitude Sale to the Company. For further information regarding the Fortitude Re reinsurance transactions, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The table below presents the impact of the execution of the ModCo Agreement in February 2018 with an effective date of January 1, 2017, by line item in the Company’s statements of assets, liabilities, surplus and other funds and on the summary of operations:

Balance as of December 31, 2021

Statutory Statements of Assets, Liabilities and Capital and Surplus

Funds withheld	$60

Increase (Decrease) (in millions)	Initial Accounting	As of the Years Ended December 31, 2020, 2019, 2018 and 2017	Total Reported at December 31, 2020	As of and Year Ended December 31, 2021

Statutory Statement of Operations

Premiums and annuity considerations	$(5,086)	$(79)	$(5,165)	$(11)

Commissions and expense allowances	8	28	36	8

Reserve adjustments on reinsurance ceded	5,086	(1,174)	3,912	(468)

Total revenues	8	(1,225)	(1,217)	(471)

Death benefits	-	(110)	(110)	(29)

Annuity benefits	-	(1,094)	(1,094)	(263)

Surrender benefits	-	(73)	(73)	(13)

Other benefits	-	(117)	(117)	(24)

Total benefits and expenses	-	(1,394)	(1,394)	(329)

Net gain from operations before dividends to policyholders and federal income taxes	8	169	177	(142)

Dividends to policyholders	-	(4)	(4)	(1)

Net gain from operations after dividends to policyholders and before federal income taxes	$8	$173	$181	$(141)

16. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act to mitigate the economic impacts of the COVID-19 crisis. The tax provisions of the CARES Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

On November 15, 2021, the U.S. enacted the Infrastructure Investment and Jobs Act to improve infrastructure in the U.S. The tax provisions for the Infrastructure Investment and Jobs Act have not had and are currently not expected to have a material impact on our U.S. federal tax liabilities.

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2021			December 31, 2020			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$664	$95	$759	$648	$114	$762	$16	$(19)	$(3)

Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross DTA	664	95	759	648	114	762	16	(19)	(3)

DTA non-admitted	478	95	573	465	114	579	13	(19)	(6)
Net admitted DTA	186	-	186	183	-	183	3	-	3

DTL	55	-	55	66	-	66	(11)	-	(11)

Total	$131	$-	$131	$117	$-	$117	$14	$-	$14

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2021			December 31, 2020			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Admission calculation components

SSAP 101

Federal income taxes paid in prior years recoverable through loss carry backs	$-	$-	$-	$-	$-	$-	$-	$-	$-

Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	131	-	131	117	-	117	14	-	14
1. Adjusted gross DTA expected to be realized following the reporting date	131	-	131	117	-	117	14	-	14
2. Adjusted gross DTA allowed per limitation threshold	-	-	357	-	-	316	-	-	41

Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	55	-	55	66	-	66	(11)	-	(11)

DTA admitted as the result of application of SSAP 101	$186	$-	$186	$183	$-	$183	$3	$-	$3

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years ended December 31,
($ in millions)	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	941%	920%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$2,383	$2,105

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2021	2020	2019
Current income tax expense
Federal	$132	$51	$147
Federal income tax on net capital gains	2	60	23
Federal income tax incurred	$134	$111	$170
	Years Ended December 31,
(in millions)	2021	2020	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$531	$524	$7
Investments	2	1	1
Deferred acquisition costs	122	109	13
Fixed assets	5	5	-
Tax credit carryforward	-	1	(1)
Other (including items less than 5% of total ordinary tax assets)	4	8	(4)
Subtotal	664	648	16
Non-admitted	478	465	13
Admitted ordinary deferred tax assets	186	183	3
Capital:
Investments	95	114	(19)
Real estate	-	-	-
Subtotal	95	114	(19)
Statutory valuation allowance adjustment	-	-	-
Non-admitted	95	114	(19)
Admitted capital deferred tax assets	-	-	-
Admitted deferred tax assets	186	183	3
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	15	15	-
Policyholder reserves	40	51	(11)
Deferred tax liabilities	55	66	(11)
Net deferred tax assets	$131	$117	$14

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2021	2020	Change
Total adjusted deferred tax assets	$759	$762	$(3)

Total deferred tax liabilities	55	66	(11)
Net adjusted deferred tax assets	$704	$696	8

Tax effect of unrealized capital gains (losses)			42

Change in net deferred income tax			$50

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2021		December 31, 2020		December 31, 2019
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$66	21.0%	$76	21.0%	$89	21.0%
Change in valuation adjustment	-	-	-	-	(16)	(3.8)
Surplus adjustments	(2)	(0.5)	(5)	(1.3)	(3)	(0.7)
Prior year return true-ups and adjustments	(1)	(0.2)	(1)	(0.3)	-	-
Amortization of interest maintenance reserve	17	5.3	9	2.5	4	1.0
Change in non-admitted assets	4	1.3	(1)	(0.3)	(3)	(0.7)
Dividend received deduction	(1)	(0.3)	(1)	(0.3)	(2)	(0.4)

Other permanent adjustments	1	0.3	-	-	-	-

Statutory income tax expense	$84	26.9%	$77	21.3%	$69	16.4%

Federal income taxes incurred	$134	42.8%	$111	30.5%	$170	40.2%

Change in net deferred income taxes	(50)	(15.9)	(34)	(9.2)	(101)	(23.8)

Statutory income tax expense	$84	26.9%	$77	21.3%	$69	16.4%

At December 31, 2021, the Company’s foreign tax credits carry forward for 2020 through 2024 totaled less than $1 million.

At December 31, 2021, the Company had no operating loss carry forwards or capital loss carry forwards.

At December 31, 2021, the Company had less than $1 million of general business credit carry forwards.

At December 31, 2021, the Company had no charitable contribution carry forwards.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital

2019	$48

2020	72

2021	78

Total	$198

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $759 million and concluded that no valuation allowance was required at December 31, 2021. Similarly, the Company assessed its ability to realize DTAs of $762 million and concluded that no valuation allowance was required at December 31, 2020.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

Years Ended December 31,
(in millions)	2021	2020
Gross unrecognized tax benefits at beginning of year	$-	$-
Increases in tax position for prior years	-	-
Decreases in tax position for prior years	-	-

Gross unrecognized tax benefits at end of year	$-	$-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2021 and 2020, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were less than $1 million, for both years.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. At both December 31, 2021 and 2020, the Company had accrued less than $1 million for the payment of interest (net of federal benefit) and penalties. In 2021, 2020 and 2019, the Company recognized an expense of less than $1 million, net of federal benefit, and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2021, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2011-2013 and engaging in the IRS Appeals process in regard to years 2007-2010. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2020 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2021.

The company had no alternative minimum tax credits at December 31, 2021.

The Company joins in the filing of a consolidated federal income tax return with AIG.

The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table lists those companies that form part of the 2021 AIG consolidated federal tax return:

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Assignment Company, LLC	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited
AH SLP 1094 San Lucas, LLC	AH SubGP 1000 Woodwind Lakes, LLC	AH SubGP 1007 Highland Meadow, LLC	AH SubGP 1020 Collingham, LLC	AH SubGP 1045 Montgomery, LLC

AH SubGP 1098 Green Pines, LLC	AH SubGP 1158 Flat Iron, LLC	AH SubGP 1248 North Vista, LLC	AH SubGP 1263 West Virginia, LLC	AH SubGP 1384 Woodglen, LLC
AH SubGP 1433 Magnolia, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1470 Palmetto, LLC	AH SubGP 1480 Eastmont Senior, LLC	AH SubGP 1535 Hunter’s Run, LLC
AH SubGP 1548 Walnut, LLC	AH SubGP 1551 Spanish Creek, LLC	AH SubGP 1597 Broadmoor, LLC	AH SubGP 1600 Rainer, LLC	AH SubGP 1631 Broadway, LLC
AH SubGP 1694 Sonoma, LLC	AH SubGP 245 Garland, LLC	AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC	AH SubGP 641 McKinney Apartments, LLC

AH SubGP 665 Salinas Bay, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC	AH SubGP 785 Mayfield, LLC
AH SubGP 787 North Knoll, LLC	AH SubGP 835 Whispering, LLC	AH SubGP 842 Huebner, LLC	AH SubGP 911 Mainland, LLC	AH SubGP 929 Collinwood, LLC
AH SubGP 936 Emmaus, LLC	AH SubGP 997 Maxey, LLC	AH SubGP Crestview Duplexes, LLC	AH SubGP GAG Gandolf, LLC	AH SubGP MDL, LLC
AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC	AIG Assurance Company

AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Claims, Inc.	AIG Commercial Equipment Finance, Inc.
AIG Commercial Real Estate Lending	AIG Credit (Europe) Corporation	AIG Credit Corp.	AIG Direct Insurance Services, Inc.	AIG Employee Services, Inc.

AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Fund Services, Inc.	AIG Global Asset Management Holdings Corp.

AIG Global Capital Markets Securities, LLC	AIG Global Operations (Ireland) Limited	AIG Global Real Estate Investment Corp.	AIG GLOBAL REAL ESTATE INVESTMENT CORP. [RUSS	AIG Home Protection Company, Inc.

AIG Insurance Management Services, Inc.	AIG International Inc.	AIG Kirkwood, Inc.	AIG Korean Real Estate Development YH	AIG Life Holdings, Inc.

AIG Life of Bermuda, Ltd.	AIG Markets, Inc.	AIG Matched Funding Corp.	AIG MEA Investments and Services, LLC	AIG Mortgage Capital, LLC
AIG North America, Inc.	AIG Partnership Holdings Corp.	AIG PC Global Services Inc.	AIG PC Global Services, Inc. United Kingdom	AIG Procurement Services, Inc.
AIG Property Casualty Company	AIG Property Casualty Europe Financing Ltd.	AIG Property Casualty International, LLC	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.
AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Shared Services Corporation - Management
AIG Shared Services Corporation (Philippines)	AIG Specialty Insurance Company	AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)

AIG Travel Assist, Inc.	AIG Travel, Inc.	AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	AIG Warranty Services of Florida, Inc.	AIG WarrantyGuard, Inc.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company
AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.	AIG-FP Pinestead Holdings Corp.	AIGGRE DC Ballpark Investor, LLC
AIGGRE Europe Real Estate Fund I	AIGGRE Europe Real Estate Fund I GP S.a r.l.	AIGGRE Europe Real Estate Fund II GP S.a.r.l	AIGGRE Market Street II LLC	AIGGRE U.S. LT Apartments Investor Lexington

AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC	AIGGRE U.S. Real Estate Fund III	AIGGRE U.S. Real Estate Fund IV Lexington

AIGGRE U.S. Real Estate Fund IV Sidecar	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company	Akita, Inc.

Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.	American General Annuity Service Corporation

American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Ins. Co. Non-Insulated	American General Life Insurance Co. - Insulat

American General Life Insurance Company	American General Life Services Company, LLC	American General Realty	American Home Assurance Company	American International Facilities Management

American International Group, Inc.	American International Realty Corporation	American International Reinsurance	Arthur J. Glatfelter Agency, Inc.	Blackboard Customer Care Insurance Services

Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	CAP Investor 1, LLC

CAP Investor 10, LLC	CAP Investor 14, LLC	CAP Investor 2, LLC	CAP Investor 4, LLC	CAP Investor 5, LLC

CAP Investor 8, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company	Connective Mortgage Advisory Company	Crop Risk Services, Inc.

Crossings SAHP Corp.	Design Professionals Association	DIL/SAHP Corp.	DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company

Eastgreen, Inc.	First Principles Capital Management, LLC	Forest SAHP Corp.	Fortitude Life & Annuity Solutions, Inc.	GIG of Missouri, Inc.

GIG Reinsurance Company, Ltd.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Global Loss Prevention, Inc.

Global Loss Prevention, Inc. [Canada]	Grand Savannah SAHP Corp.	Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.

Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation	LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.

Lilac Heights LLC	Livetravel, Inc.	LSTREET I, LLC	LSTREET II, LLC	MG Reinsurance Limited

MIP Mezzanine, LLC	MIP PE Holdings, LLC	Morefar Marketing, Inc.	Mt. Mansfield Company, Inc.	National Union Fire Insurance

National Union Fire Insurance Company	New Hampshire Insurance Company	PCG 2019 Corporate Member Limited	Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.

Prairie SAHP Corp.	Rialto Melbourne Investor LLC	Risk Specialists Companies	SA Affordable Housing, LLC	SA SubGP 1000 Woodwind Lakes, LLC

SAAHP GP Corp.	SAFG Capital LLC	SAFG Markets, LLC	SAFG Retirement Services, Inc.	SAFG Technologies, LLC

SAHP GA III - SC LLC	Sandstone (2016) Ltd.	SCSP Corp.	Service Net Solutions of Florida, LLC	Service Net Warranty, LLC

SLP Housing GPDNAC, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.	Stratford Insurance Company

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company
SubGen NT, Inc.	SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC	SunAmerica Fund Assets 104, LLC	SunAmerica Fund Assets 110, LLC
SunAmerica Fund Assets 112, LLC	SunAmerica Fund Assets 119, LLC	SunAmerica Fund Assets 150, LLC	SunAmerica Fund Assets 163, LLC	SunAmerica Fund Assets 83, LLC
SunAmerica Fund Assets, LLC	SunAmerica Life Reinsurance Company	SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.

The Insurance Company of the	The United State Life Insurance Company	The United States Life Insurance	The United States Life Insurance Company	The Variable Annuity Life - Insulated
The Variable Annuity Life - Non-Insulated	The Variable Annuity Life Insurance Company	Travel Guard Americas LLC Sucursal Mexico	Travel Guard Americas, LLC	Travel Guard Americas, LLC [Argentina]

Travel Guard Group, Inc.	Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company
Validus America, Inc.	Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.
Validus Specialty, LLC	Volunteer Firemen’s Insurance Services, Inc.	Western World Insurance Company

17. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2021, the Company exceeded RBC requirements that would require any regulatory action.

The Company is subject to New York State Business Corporation Law, which imposes restrictions on shareholder dividends. The maximum amount of dividends that can be paid by the Company without prior approval of the NYDFS in a calendar year is set forth in New York Insurance Law. With respect to 2022, the maximum amount of dividends that can be paid by us to the Parent without prior approval of the NYDFS is the lesser of: (1) 10 percent of the Company’s statutory surplus as regards policyholders as of the immediately preceding calendar year; or (2) statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. The maximum amount of dividends that can be paid to the Parent in the year 2022 without consent of the NYDFS is $202 million, which represents 10 percent of surplus as regards policyholders of the Company at December 31, 2021.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2021, 2020 and 2019:

Date	Type	Cash or Non-cash	Amount (in millions)

2021

March 15, 2021	Ordinary	Cash	$101

2020

March 27, 2020	Ordinary	Cash	$157

The Company paid no dividends to its Parent in 2019.

18. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG and its subsidiaries.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years ended December 31,
(in millions)	2021	2020	2019

Defined benefit plans	$(1)	$(1)	$-

Total	$(1)	$(1)	$-

Defined Contribution Plan

AIG sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS-imposed limitations.

Effective January 1, 2016, AIG provides participants in the plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expenses associated with this plan were $3 million, $3 million and $4 million in 2021, 2020 and 2019, respectively.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Share-based and Deferred Compensation Plans

AIG sponsors Long Term Incentive Plans (“LTIP”) that provide for annual awards to certain employees, including senior executive officers and other highly compensated employees that may be a combination of one or more of the following units: performance share units (“PSUs”), restricted stock units (“RSUs”), or stock options.

The number of PSUs issued on the grant date (the target) provides the opportunity for the LTIP participant to receive shares of AIG Common Stock based on AIG achieving specified performance goals at the end of a three-year performance period. These performance goals are pre-established by AIG’s Compensation and Management Resources Committee for each annual grant and may differ from year to year. The actual number of PSUs earned can vary from zero to 200 percent of the target for the 2021, 2020 and 2019 awards, depending on AIG’s performance relative to a specified peer group and/or the outcome of pre-established financial goals, as applicable. RSUs and stock options are earned based on continued service by the participant.

Vesting occurs on January 1 of the year immediately following the end of the three-year performance period. For awards granted prior to 2017, vesting occurs in three equal installments beginning on January 1 of the year immediately following the end of a performance period and January 1 of each of the next two years. Recipients must be employed at each vesting date to be entitled to share delivery, except upon the occurrence of an accelerated vesting event, such as an involuntary termination without cause, disability, retirement eligibility or death during the vesting period.

LTI awards accrue dividend equivalent units (“DEUs”) in the form of additional PSUs and/or RSUs whenever a cash dividend is declared on shares of AIG Common Stock; the DEUs are subject to the same vesting terms and conditions as the underlying unit.

The Company receives an allocation from AIG for these expenses. The Company recognized compensation expenses of $3 million, $2 million and $3 million for the years ended December 31, 2021, 2020 and 2019, respectively, based on the value of AIG’s common stock on the date of grant of which all was recharged to related parties.

Modification of LTI Awards

During the third quarter of 2019, the Company added a modifier to the 2019 performance share units awarded to certain senior executives to cap payout at 100 percent of target if our total shareholder return for the three-year performance period is below peer median. The Company did not recognize any incremental compensation expense as a result of this modification. During the third quarter of 2020, the Company reduced the performance goals from three to two metrics for the 2018 LTI and 2019 LTI awards for certain PSU recipients.

19. DEBT

The Company is a member of the FHLB of New York.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity as of December 31, 2021 is $464 million.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate carrying value of stock held with FHLB of New York and the classification of the stock:

	December 31,
(in millions)	2021	2020

Membership stock - Class B	$8	$8

Activity stock	11	11

Total	$19	$19

Actual or estimated borrowing capacity as determined by the insurer	$704	$665

The Company did not hold any Class A or Excess Stock at December 31, 2021 or 2020.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2021		December 31, 2020

(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Amount pledged	$363	$380	$518	$560

Maximum amount pledged during reporting period	$516	$557	$545	$565

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2021	2020

Amount outstanding	$240	$240

Maximum amount borrowed during reporting period	$241	$240

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2021 or 2020.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts

5-year fixed rate	February 25, 2020	$124

5-year fixed rate	April 5, 2019	42

5-year fixed rate	April 16, 2019	52

6-year fixed rate	July 15, 2019	23

20. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $627 million and $576 million at December 31, 2021 and 2020, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

at December 31, 2021, $398 million are currently expected to expire in 2022 and the remainder by 2041, based on the expected life cycle of the related fund and the Company’s historical funding trends for such commitments.

At December 31, 2021 and 2020, the Company had $391 million and $107 million, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $100 million are expected to expire in 2022 and the remainder by 2036, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, future minimum rental commitments, and rental expense under operating leases are not material.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company had $2 million of accrued liability at both December 31, 2021 and 2020, for these guarantee fund assessments. The Company has recorded receivables of $1 million and $2 million at December 31, 2021 and 2020, respectively, for expected recoveries against the payment of future premium taxes.

During 2021 and 2020, the Company wrote accident and health insurance premiums that were subject to the risk-sharing provisions of the Affordable Care Act (ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Standard of Care Development

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company’s activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions. The applicable provisions of ERISA and the Internal Revenue Code are subject to enforcement by the DOL, the Internal Revenue Service (IRS) and the Pension Benefit Guaranty Corporation.

The Company and its distributors are subject to laws and regulations regarding the standard of care applicable to sales of its products and the provision of advice to its customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. The Company continues to closely follow these legislative and regulatory activities. Changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, may affect the Company’s businesses, results of operations and financial condition. While the Company cannot predict the long-term impact of these legislative and regulatory developments on the Company’s business, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace. For further information regarding standard of care developments, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

21. RELATED PARTY TRANSACTIONS

Events Related to AIG

On October 26, 2020, AIG announced its intention to separate its Life and Retirement business from AIG. On November 2, 2021, AIG and Blackstone Inc. (“Blackstone”) completed the acquisition by Blackstone of a 9.9 percent equity stake in Corebridge for $2.2 billion in an all cash transaction, subject to adjustment if the final pro forma adjusted book value is greater or lesser than the target pro forma adjusted book value. As part of the separation, most of AIG’s investment operations were transferred to Corebridge or its subsidiaries as of December 31, 2021, and AIG entered into a long-term asset management relationship with Blackstone to manage an initial $50 billion of our existing investment portfolio beginning in the fourth quarter of 2021, with that amount increasing by increments of $8.5 billion per year for five years beginning in the fourth quarter of 2022, for an aggregate of $92.5 billion. In addition, Blackstone designated one member of the Board of Directors of Corebridge, which consists of 13 directors. Pursuant to the definitive agreement, Blackstone will be required to hold its ownership interest in Corebridge following the completion of the separation of the Life and Retirement business, subject to exceptions permitting Blackstone to sell 25%, 67% and 75% of its shares after the first, second and third anniversaries, respectively, of the initial public offering of Corebridge (the “IPO”), with the transfer restrictions terminating in full on the fifth anniversary of the IPO.

On November 1, 2021, Corebridge declared a dividend payable to AIG in the amount of $8.3 billion. In connection with such dividend, Corebridge issued a promissory note to AIG in the amount of $8.3 billion, which will be required to be paid to AIG prior to the initial public offering of Corebridge.

On December 15, 2021, AIG and Blackstone Real Estate Income Trust (BREIT), a long-term, perpetual capital vehicle affiliated with Blackstone, completed the acquisition by BREIT of AIG’s interests in a U.S. affordable housing portfolio for $4.9 billion, in an all cash transaction.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

COVID-19

The COVID-19 pandemic is still evolving, but it has caused significant societal disruption and created adverse economic impacts relevant to our business, such as a mortality increase as compared to pricing expectations, volatility in the capital markets, disruptions in the labor market, supply chain disruption, and most recently, an inflationary environment.

We cannot estimate the ultimate impact of the COVID-19 pandemic on our business, results of operations, financial condition and liquidity. We also cannot, at this time, estimate the full extent to which the pandemic has caused and may continue to cause certain risks to our business, including those discussed herein, to be heightened or realized.

For further information regarding the impact of COVID-19 on AIG and its businesses, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

Affiliate Transactions

During the year ended December 31, 2021, the Company purchased or sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company’s Annual Registration Statement and monthly amendments filed with the NYDFS.

On June 2, 2020, in connection with AIG’s completion of the sale of a majority of the interests in Fortitude Group Holdings, LLC, the Company executed an Amended and Restated Modified Coinsurance Agreement (the “Amended and Restated Modco”) with Fortitude Reinsurance Company, Ltd. (“Fortitude”) with an effective date of June 1, 2020. Fortitude is a wholly owned subsidiary of Fortitude Group Holdings, LLC. The Amended and Restated Modco amends and restates the Modified Coinsurance Agreement previously executed by the Company with Fortitude in February 2018. Following AIG’s completion of the aforementioned sale, Fortitude is no longer an affiliate of the Company.

In June 2020, the Company received a pass-through Capital Contribution from AGC Life in the amount of $135 million in connection with AIG’s sale of a majority of the interests in Fortitude Group Holdings, LLC (Fortitude Holdings) to Carlyle FRL, L.P.

At December 31, 2021, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $21.9 million, $16.4 million, $22.6 million, $7.3 million and $33.8 million, respectively.

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $22.7 million, $18.6 million, $22.3 million, $8 million and $40.8 million, respectively.

At December 31, 2019, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S. Fund III, Europe Fund I and Europe Fund II were approximately $23.5 million, $20.9 million, $72.7 million, $7.3 million and $42.8 million, respectively.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG, in which the Company and each such affiliate can borrow monies from AIG subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million.

At December 31, 2021, the Company did not have any amounts outstanding under the facility.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company’s investments in non-insurance SCA entities at December 31, 2021:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing

AIG Life Holdings, Ltd.	$7	$-	$7	Not Applicable

AIGGRE Europe Real Estate Fund I S.C.SP	4	-	4	Not Applicable

AIGGRE Europe Real Estate Fund II LR Feeder, LLC	23	-	23	Not Applicable

AIGGRE U.S. Real Estate Fund I, LP	21	-	21	Not Applicable

AIGGRE U.S. Real Estate Fund II, LP	39	-	39	Not Applicable

AIGGRE U.S. Real Estate Fund III, LP	39	-	39	Not Applicable

AIGGRE U.S. Real Estate Fund IV, LP	25	-	25	Not Applicable

Total	$158	$-	$158

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Capital Management Corporation, in the amount of $97 million and $157 million at December 31, 2021 and 2020, respectively. These funds were reclassified in 2020 to cash equivalents from short-term investments per NAIC guidelines.

Pursuant to service and expense agreements, AIG and certain affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $103 million, $112 million and $123 million under such agreements for the years ended December 31, 2021, 2020 and 2019, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $23 million, $22 million and $19 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurers that are subsidiaries of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant. In addition, the Company had liabilities for structured settlement transactions where the affiliated property and casualty insurers were no longer contingently liable for the payments to the claimant.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

22. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2021 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

12669EQ41	$625	$616	$9	$616	$972	03/31/2021

32051GJ55	1,324	1,318	6	1,318	1,315	03/31/2021

693675BQ2	1,258	1,245	13	1,245	1,194	03/31/2021

693675BR0	722	720	2	720	681	03/31/2021

86358EE69	3,333	2,982	351	2,982	3,223	03/31/2021

939336D26	40	11	29	11	5	03/31/2021

Quarterly Total	$7,302	$6,892	$410	$6,892	$7,390

000780ND4	$260	$75	$185	$75	$160	06/30/2021

3622MSAA0	282	266	16	266	231	06/30/2021

863579B64	2,387	2,166	221	2,166	2,165	06/30/2021

92922FFC7	178	163	15	163	-	06/30/2021

Quarterly Total	$3,107	$2,670	$437	$2,670	$2,556

94984NAA0	$142	$118	$24	$118	$125	12/31/2021

Quarterly Total	$142	$118	$24	$118	$125

		Year-end total	$871

23. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 22, 2022, the date the financial statements were issued.

Following receipt of all regulatory approvals and the satisfaction of other conditions, effective as of January 1, 2022, AIG Life Holdings Inc., sold to an affiliate of Fortitude Re all of the outstanding capital stock of Fortitude Life & Annuity Solutions, Inc. (“FLAS”), a licensed third party administrator. Concurrent with the closing of the sale, the Company and its affiliate, American General Life Insurance Company, each entered into an administrative services agreement and a third party administration agreement with FLAS pursuant to which each company transferred administration to FLAS of its life and annuity businesses ceded to Fortitude Re and certain of its other life policies and annuity contracts.

On March 28th, 2022, AIG announced a strategic partnership with BlackRock, Inc. (“BlackRock”), through which BlackRock will manage a significant portion of fixed income and other assets in the AIG and Life & Retirement investment portfolios. The arrangements contemplate BlackRock managing up to $60 billion of the global AIG investment portfolio and up to $90 billion of the Life & Retirement investment portfolio. Additionally, BlackRock’s Aladdin platform will provide investment management technology for both AIG and Life & Retirement.

The Company paid an ordinary cash dividend of $200 million to AGC Life on March 28, 2022.

On March 29, 2022, AIG issued a press release announcing that its majority-owned subsidiary, Corebridge Financial, Inc., intends to commence a private offering of senior unsecured notes (the “Notes”) in connection with the previously announced separation of AIG’s Life and Retirement business. The Notes will be offered in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Supplemental Information

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2021
Investment income earned:
Government bonds	$10
Other bonds (unaffiliated)	870
Common stocks (unaffiliated)	1
Cash and short-term investments	4
Mortgage loans	140
Contract loans	9
Other invested assets	121
Derivative instruments	42
Gross investment income	$1,197

Mortgage loans - book value:
Commercial mortgages	$3,057
Residential mortgages	97
Mezzanine loans	66
Total mortgage loans	$3,220

Mortgage loans by standing - book value:
Good standing	$3,159
Good standing with restructured terms	61
Total mortgage loans	$3,220

Partnerships - statement value	$1,805

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Common stocks	$7

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$1,167
Over 1 year through 5 years	4,603
Over 5 years through 10 years	4,878
Over 10 years through 20 years	2,789
Over 20 years	6,483
Total maturity	$19,920

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$10,697
Class 2	7,707
Class 3	776
Class 4	509
Class 5	125
Class 6	106
Total by class	$19,920

Total bonds, short-term and cash equivalent bond investments publicly traded	$11,443
Total bonds, short-term and cash equivalent bond investments privately placed	8,477

Preferred stocks - statement value	$9
Common stocks - market value	26
Short-term investments - book value	43
Cash equivalents - book value	165
Options, caps and floors owned - statement value	64
Collar, swap and forward agreements open - statement value	62
Futures contracts open - current value	1
Cash on deposit	(30)

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

(in millions)	December 31, 2021
Life insurance in-force:
Ordinary	$75,107
Credit	23
Group	865

Amount of accidental death insurance in-force under ordinary policies	218

Life insurance policies with disability provisions in-force:
Ordinary	4,328
Group life	15

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	68
Income payable	26

Ordinary - involving life contingencies:
Amount on deposit	28
Income payable	16

Group - not involving life contingencies:
Amount on deposit	4
Income payable	4

Annuities:
Ordinary:
Immediate - amount of income payable	$232
Deferred, fully paid - account balance	7,207
Deferred, not fully paid - account balance	8,751

Group:
Amount of income payable	123
Fully paid - account balance	1,145
Not fully paid - account balance	488

Accident and health insurance - premiums in-force:
Other	$1
Group	23
Credit	-

Deposit funds and dividend accumulations:
Deposit funds - account balance	$244
Dividend accumulations - account balance	17

Claim payments in 2021:
Group accident & health:
2021	$2,148
2020	15,453
2019	12,375
2018	10,120
2017	35,637
Prior	519,720

Other accident & health:
2021	(1,582)
2020	(755)
2019	(279)
2018	804
2017	(134)
Prior	2,465

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2021

(in millions)

1. The Company’s total admitted assets as of December 31, 2021 are $32.3 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2021 are $26.1 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Senior Direct Lending Program LLC	Bonds	$551	2.10%
b.	AIG Home Loan	OIA	251	1.00
c.	AIG Global Real Estate Investment Corp	OIA	226	0.90
d.	Carlyle Group	OIA	165	0.60
e.	Amazon.com, Inc.	Bonds	144	0.50
f.	Raytheon Technologies Corp	Bonds	140	0.50
g.	Bristol-Myers Squibb Company	Bonds	134	0.50
h.	KPMG LLP	Bonds	129	0.50
i.	Comcast Corporation	Bonds	124	0.50
j.	Duke Energy Corporation	Bonds	114	0.40

3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks

NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets

NAIC - 1	$10,697	40.90%	P/RP - 1	$6	-%

NAIC - 2	7,708	29.50	P/RP - 2	-	-

NAIC - 3	776	3.00	P/RP - 3	1	-

NAIC - 4	509	1.90	P/RP - 4	-	-

NAIC - 5	125	0.50	P/RP - 5	2	-

NAIC - 6	106	0.40	P/RP - 6	-	-

4. Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$4,576	17.50%
b.	Foreign currency denominated investments	1,227	4.70
c.	Insurance liabilities denominated in that same foreign currency	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$3,903	14.90%
b.	Countries rated NAIC - 2	592	2.30
c.	Countries rated NAIC - 3 or below	81	0.30

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$865	3.30%
	Country 2: Cayman Islands	568	2.20
b.	Countries rated NAIC - 2
	Country 1: Mexico	153	0.60
	Country 2: Panama	116	0.40
c.	Countries rated NAIC - 3 or below
	Country 1: Colombia	19	0.10
	Country 2: Dominican Republic	9	-

7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets

Aggregate unhedged foreign currency exposure	$1,227	4.70%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$1,227	4.70%
b.	Countries rated NAIC - 2	-	-
c.	Countries rated NAIC - 3 or below	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$506	1.90%
	Country 2: Ireland	259	1.00
b.	Countries rated NAIC - 2
	Country 1:	-	-
	Country 2:	-	-
c.	Countries rated NAIC - 3 or below
	Country 1:	-	-
	Country 2:	-	-

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	TotalEnergies SE	NAIC 1 & 2 - Bonds	$75	0.30%
b.	Challenger	OTHER OIA	65	0.20
c.	5555221 X8 - Term Loan	MORTGAGE LOAN	65	0.20
d.	5555207 Bailey 2	MORTGAGE LOAN	61	0.20
e.	5555143 Project Chapter	MORTGAGE LOAN	61	0.20
f.	Suzano S.A.	NAIC 2 - Bonds	60	0.20
g.	Royal Dutch Shell plc	NAIC 1 - Bonds	58	0.20
h.	5555189 Century-Fixed	MORTGAGE LOAN	57	0.20
i.	InSight Venture Partners	OTHER INVESTED ASSETS	55	0.20
j.	Cooperatieve Rabobank U.A.	NAIC 1 & 2 - Bonds	55	0.20

11. Assets held in Canadian investments and un-hedged Canadian currency are less than 2.5 percent of the Company’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	AIG Home Loan	$251	1.00%
b.	AIG Global Real Estate Investment Corp	220	0.80
c.	Carlyle Group	165	0.60
d.	Challenger	65	0.20
e.	InSight Venture Partners	55	0.20
f.	American Securities Capital Partners L.P.	46	0.20
g.	GENERAL ATLANTIC	42	0.20
h.	MASS MUTUAL LIFE INS CO	42	0.20
i.	TorQuest	41	0.20
j.	Waud Capital Partners LLC	39	0.10

14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$643	2.50%

Largest three investments held in nonaffiliated, privately placed equities:
a.	AIG Home Loan 4 LLC	$251	1.00
b.	Challenger	65	0.20
c.	Carlyle Alternative Opportunities Fund L.P.	59	0.20

Ten largest fund managers:
Fund Manager		Total Invested	Diversified	Non- diversified
a.	AIG Home Loan	$251	$251	$-
b.	AIG Global Real Estate Investment Corp	226	-	226
c.	Carlyle Group	165	165	-
d.	Challenger	65	-	65
e.	InSight Venture Partners	55	55	-
f.	American Securities Capital Partners L.P.	46	46	-
g.	GENERAL ATLANTIC	42	42	-
h.	MASS MUTUAL LIFE INS CO	42	42	-
i.	TorQuest	41	41	-
j.	Waud Capital Partners LLC	39	39	-

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002615, HI	$85	0.30%
b.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002683, NY	69	0.30
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555221, ESP	65	0.20
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	63	0.20
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002157, NY	63	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555207, GBR	61	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	61	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002541, IN	60	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555189, NLD	57	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002508, CA	52	0.20

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$152	0.60%
b.	Mortgage loans over 90 days past due	-	-
c.	Mortgage loans in the process of foreclosure	-	-
d.	Mortgage loans foreclosed	-	-
e.	Restructured mortgage loans	10	-

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets

a.	above 95%	$-	-%	$23	0.10%	$-	-%

b.	91% to 95%	-	-	-	-	-	-

c.	81% to 90%	2	-	40	0.20	-	-

d.	71% to 80%	15	0.10	228	0.90	-	-

e.	below 70%	79	0.30	2,802	10.70	-	-

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Securities lending (do not include assets
	held as collateral for such transactions)	$214	0.80%	$530	$424	$377
b.	Repurchase agreements	78	0.30	85	84	82
c.	Reverse repurchase agreements	-	-	-	-	-
d.	Dollar repurchase agreements	-	-	-	-	-
e.	Dollar reverse repurchase agreements	-	-	-	-	-

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	Hedging	$ -	-%	$ -	- %
b.	Income generation	-	-	-	-
c.	Other	-	-	-	-

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter

		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$ 48	0.20%	$ 48	$ 45	$ 46
b.	Income generation	-	-	-	-	-
c.	Replications	-	-	-	-	-
d.	Other	-	-	-	-	-

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter

		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$29	0.10%	$32	$36	$28
b.	Income generation	-	-	-	-	-
c.	Replications	-	-	-	-	-
d.	Other	-	-	-	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2021

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement

Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$291	1.1%	$291	$-	$291	1.1%
All other governments	752	2.9	752	-	752	2.9
U.S. states, territories and possessions, etc. guaranteed	106	0.4	106	-	106	0.4
U.S. political subdivisions of states, territories, and possessions, guaranteed	44	0.2	44	-	44	0.2
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,151	4.5	1,151	-	1,151	4.5
Industrial and miscellaneous	17,136	66.8	17,136	-	17,136	66.8
Hybrid securities	75	0.3	75	-	75	0.3
Parent, subsidiaries and affiliates	-	-	-	-	-	-
SVO identified funds	-	-	-	-	-	-
Unaffiliated Bank loans	308	1.2	308	-	308	1.2
Total long-term bonds	19,863	77.4	19,863	-	19,863	77.4
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	9	-	9	-	9	-
Parent, subsidiaries and affiliates	-	-	-	-	-	-
Total preferred stocks	9	-	9	-	9	-
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	-	-	-	-	-	-
Industrial and miscellaneous Other (Unaffiliated)	19	0.1	19	-	19	0.1
Parent, subsidiaries and affiliates Publicly traded	-	-	-	-	-	-
Parent, subsidiaries and affiliates Other	7	-	7	-	7	-
Total common stocks	26	0.1	26	-	26	0.1
Mortgage loans:
Farm mortgages	-	-	-	-	-	-
Residential mortgages	97	0.4	97	-	97	0.4
Commercial mortgages	3,057	11.9	3,057	-	3,057	11.9
Mezzanine real estate loans	66	0.3	66	-	66	0.3
Total valuation allowance	(31)	(0.1)	(31)	-	(31)	(0.1)
Total mortgage loans	3,189	12.5	3,189	-	3,189	12.5
Real estate:
Properties occupied by company	-	-	-	-	-	-
Properties held for production of income	-	-	-	-	-	-
Properties held for sale	-	-	-	-	-	-
Total real estate	-	-	-	-	-	-
Cash, cash equivalents and short-term investments:
Cash	(30)	(0.1)	(30)	200	170	0.7
Cash equivalents	164	0.6	164	58	222	0.9
Short-term investments	43	0.2	43	-	43	0.2
Total cash, cash equivalents and short-term investments	177	0.7	177	258	435	1.8
Contract loans	147	0.6	147	-	147	0.6
Derivatives	127	0.5	127	-	127	0.5
Other invested assets	1,808	7.1	1,805	-	1,805	7.0
Receivables for securities	6	-	6	-	6	-
Securities Lending	258	1.0	258	XXX	XXX	XXX
Other invested assets	29	0.1	29	-	29	0.1
Total invested assets	$25,639	100.0%	$25,636	$258	$25,636	100.0%

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2021

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: ________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: ________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more features which may result in delays in payment in form of in fact:

(a)	Provisions that permit the reporting of losses to be made less frequent than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4. Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of Contract	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance - new for the reporting period	Yes [ ] No [ X ]		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [ X ]		Yes [ ] No [ ] N/A [ X ]

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2021

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(e)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(f) Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below: